                             AIM JAPAN GROWTH FUND
                        A PORTFOLIO OF AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   June 21, 2001

Dear Shareholder:

A special meeting of the shareholders of AIM Growth Series will be held on August 17, 2001. At that meeting, you will be asked to elect as trustees of AIM Growth Series the individuals that are identified in this combined proxy statement and prospectus. The Board of Trustees recommends that you vote FOR the election of those trustees.

The enclosed combined proxy statement and prospectus also seeks your approval of a proposed combination of AIM Japan Growth Fund with AIM International Equity Fund. AIM Japan Growth Fund ("Japan Growth") is an investment portfolio of AIM Growth Series, a Delaware business trust. AIM International Equity Fund ("International Equity") is an investment portfolio of AIM International Funds, Inc., a Maryland corporation.

The investment objective of Japan Growth and International Equity are the same. Each fund seeks long-term growth of capital. A I M Advisors, Inc. serves as the investment adviser to Japan Growth and International Equity. As discussed in the accompanying document, International Equity is significantly larger than Japan Growth, and can invest in securities issued by companies located anywhere in the world, while Japan Growth focuses its investments in Japanese companies. International Equity has generally provided a better return to its shareholders than Japan Growth, and International Equity's ratio of expenses to net assets is lower than that of Japan Growth. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Japan Growth and International Equity in more detail. You should review the enclosed materials carefully.

Shareholders of Japan Growth are being asked to approve an Agreement and Plan of Reorganization by and among AIM Growth Series, AIM International Funds, Inc. and A I M Advisors, Inc., that will govern the reorganization of Japan Growth into International Equity. After careful consideration, the Board of Trustees of AIM Growth Series has unanimously approved the proposal and recommends that you vote FOR the proposal.

If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Growth Series by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          Chairman

                             AIM JAPAN GROWTH FUND

                                 A PORTFOLIO OF
                               AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS OF AIM JAPAN GROWTH FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of AIM Growth Series ("AGS") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., Central Time. At the Special Meeting, shareholders of AIM Japan Growth Fund ("Japan Growth"), an investment portfolio of AGS, will be asked to consider the following proposals:

     1. To elect twelve trustees of AGS, each of which will serve until his or her successor is elected and qualified.

     2. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Japan Growth, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM International Equity Fund ("International Equity") and A I M Advisors, Inc. The Agreement provides for the combination of Japan Growth with International Equity (the "Reorganization"). Pursuant to the Agreement, all of the assets of Japan Growth will be transferred to International Equity. International Equity will assume all of the liabilities of Japan Growth, and AIF will issue Class A shares of International Equity to Japan Growth's Class A shareholders, Class B shares of International Equity to Japan Growth's Class B shareholders, and Class C shares of International Equity to Japan Growth's Class C shareholders. The value of each Japan Growth shareholder's account with International Equity immediately after the Reorganization will be the same as the value of such shareholder's account with Japan Growth immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AGS. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AGS OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            /s/ CAROL F. RELIHAN

                                            Carol F. Relihan
                                            Vice President and Secretary

June 21, 2001

        AIM JAPAN GROWTH FUND              AIM INTERNATIONAL EQUITY FUND
            A PORTFOLIO OF                         A PORTFOLIO OF
          AIM GROWTH SERIES                AIM INTERNATIONAL FUNDS, INC.
          11 GREENWAY PLAZA                      11 GREENWAY PLAZA
              SUITE 100                              SUITE 100
      HOUSTON, TEXAS 77046-1173              HOUSTON, TEXAS 77046-1173
      TOLL FREE: (800) 454-0327              TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JUNE 21, 2001

     This document is being furnished in connection with a special meeting of shareholders of AIM Growth Series ("AGS"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of AGS are being asked to elect trustees. The Board of Trustees of AGS recommends that you vote for the election of trustees named in this combined proxy statement and prospectus.

     The shareholders of AIM Japan Growth Fund ("Japan Growth"), an investment portfolio of AGS, will also be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Japan Growth, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM International Equity Fund ("International Equity"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Japan Growth with International Equity (the "Reorganization"). THE BOARD OF TRUSTEES OF AGS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTEREST OF THE SHAREHOLDERS OF JAPAN GROWTH.

     Pursuant to the Agreement, all of the assets of Japan Growth will be transferred to International Equity, International Equity will assume all of the liabilities of Japan Growth, and AIF will issue Class A shares of International Equity to Japan Growth's Class A shareholders, Class B shares of International Equity to Japan Growth's Class B shareholders, and Class C shares of International Equity to Japan Growth's Class C shareholders. The value of each Japan Growth shareholder's account with International Equity immediately after the Reorganization will be the same as the value of such shareholder's account with Japan Growth immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     International Equity is a series portfolio of AIF, an open-end, series management investment company. The investment objective of International Equity is the same as the investment objective of Japan Growth -- long-term growth of capital. Japan Growth seeks to meet its investment objective by investing primarily in equity securities of issuers domiciled in Japan while International Equity invests in a diversified portfolio of international equity securities. See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of Japan Growth should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Japan Growth, dated May 1, 2001 as supplemented June 14, 2001, (the "Japan Growth Prospectus"), together with the related Statement of Additional Information also dated May 1, 2001, as supplemented June 14, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of International Equity dated March 1, 2001 (the "International Equity Prospectus"), and the related Statement of Additional Information also dated March 1, 2001, as supplemented May 4, 2001, have been filed with the SEC and are incorporated by reference herein. A copy of the International Equity Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AGS and AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Japan Growth and International Equity may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                            EXCHANGE COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                                    OF THIS
  PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1: ELECTION OF TRUSTEES OF AIM GROWTH SERIES.......    1
  Nominees for Trustee......................................    1
  Responsibilities of the Board.............................    5
  Reasons for Election of Trustees at the Present Time......    5
  Length of Service by the Trustees on the Board............    6
  Ways in Which the Board Represents Your Interests.........    6
  Committees of the Board...................................    6
  Board Meetings............................................    7
  Compensation of the Trustees..............................    7
  AIM Funds Retirement Plan for Eligible
     Directors/Trustees.....................................    8
  Deferred Compensation Agreements..........................    9
  Compensation of AGS Officers..............................    9
  Auditors..................................................    9
  The Board's Recommendation on Proposal 1..................   10
PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................   10
SYNOPSIS....................................................   10
  The Reorganization........................................   10
  Reasons for the Reorganization............................   10
  Comparison of International Equity and Japan Growth.......   11
RISK FACTORS................................................   14
  Comparative Risks.........................................   14
  Risks Associated with International Equity................   15
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............   15
  Investment Objectives of International Equity and Japan
     Growth.................................................   15
  Investment Policies of International Equity...............   15
  Investment Policies of Japan Growth.......................   16
  International Equity Portfolio Management.................   16
  Management's Discussion and Analysis of Performance.......   16
FINANCIAL HIGHLIGHTS........................................   17
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   20
  Terms of the Reorganization...............................   20
  The Reorganization........................................   20
  Board Considerations......................................   20
  Other Terms...............................................   22
  Federal Tax Consequences..................................   23
  Accounting Treatment......................................   24
ADDITIONAL INFORMATION ABOUT INTERNATIONAL EQUITY AND JAPAN
  GROWTH....................................................   24

                                                              PAGE
                                                              ----
RIGHTS OF SHAREHOLDERS......................................   25
  General...................................................   25
  Liability of Shareholders.................................   25
  Election of Directors/Trustees; Terms.....................   26
  Removal of Directors/Trustees.............................   26
  Meetings of Shareholders..................................   26
  Liabilities of Directors/Trustees and Officers;
     Indemnification........................................   26
  Termination...............................................   27
  Voting Rights of Shareholders.............................   27
  Dissenters' Rights........................................   27
  Amendments to Organization Documents......................   27
OWNERSHIP OF JAPAN GROWTH AND INTERNATIONAL EQUITY SHARES...   28
  Significant Holders.......................................   28
  Share Ownership by Executive Officers and
     Directors/Trustees.....................................   29
CAPITALIZATION..............................................   30
LEGAL MATTERS...............................................   30
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   31
APPENDIX I....................Agreement and Plan of Reorganization
APPENDIX II.....................Prospectus of International Equity
APPENDIX III.........International Equity Discussion & Analysis of
  Performance

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AGS for use at the special meeting of shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 17, 2001, at 3:00 p.m., Central Time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the election of trustees and the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy by one-third of the outstanding shares of beneficial interest of AGS at the Special Meeting will constitute a quorum with respect to the election of trustees. The presence in person or by proxy of one-third of the shares of beneficial interests that are issued and outstanding in Japan Growth at the Special Meeting will constitute a quorum with respect to the proposal to approve the Agreement. If a quorum is present, the affirmative vote of a plurality of votes cast is necessary to elect trustees, and approval of the Agreement by Japan Growth requires the affirmative vote of a majority of the shares cast by shareholders of Japan Growth. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AGS. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 7,207,946.56 Class A shares, 4,144,009.24 Class B shares, and 573,928.69 Class C shares of Japan Growth outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AGS has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AGS expects to solicit proxies principally by mail, but AGS or GSC may also solicit proxies by telephone, facsimile or personal interview. AGS's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $20,800. Japan Growth and International Equity will bear their own costs and expenses incurred in connection with the Reorganization. However, A I M Advisors, Inc. ("AIM Advisors") has agreed to reimburse expenses and waive certain of its fees so that the expense cap for Japan Growth is not exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Japan Growth.

     AGS intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June 21, 2001.

                                  PROPOSAL 1:
                   ELECTION OF TRUSTEES OF AIM GROWTH SERIES

     All of the shareholders of AGS will vote on the election of trustees. There are shareholders of other series of shares of AGS that, along with the shareholders of Japan Growth, constitute all of the shareholders of AGS.

NOMINEES FOR TRUSTEE

     For election of trustees at the meeting, the Board has approved the nomination of: Frank S. Bayley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl

Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of AGS, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "independent trustees"), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of AGS, AIM Investment Funds, AIM Series Trust and AIM Floating Rate Fund (collectively, with their series portfolios, the "AIM Group I Funds"). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of any of the AIM Group I Funds, but each does serve as a director/trustee of the following open-end management investment companies advised or managed by AIM Advisors: AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the "AIM Group II Funds," the AIM Group I Funds and the AIM Group II Funds together constitute the "AIM Funds"). Mr. Graham serves as Chairman, President and director/trustee of the AIM Group I Funds and the AIM Group II Funds. Shortly after the shareholder meeting, Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to AGS or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to AGS.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE                 TRUSTEE SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------               ------------------    -------------------------------------------
Frank S. Bayley (62)**              AIM Growth Series:    Partner, law firm of Baker & McKenzie;
  Two Embarcadero Center            9/12/85               Director and Chairman, C.D. Stimson Company
  Suite 2400                                              (a private investment company); Trustee,
  San Francisco, CA 94111                                 The Badgley Funds; and Trustee of the AIM
                                                          Group I Funds.
Bruce L. Crockett (57)              N/A                   Chairman, Crockett Technologies Associates
  906 Frome Lane                                          (consulting firm), DataPipe.com, NetSat28,
  McLean, VA 22102                                        Teletronics; and Director, ACE Limited
                                                          (insurance company), Databid.com, IBNET,
                                                          Multi-cast Technologies (internet video
                                                          streaming), Para-Protect Services, Inc.
                                                          (information systems security), University
                                                          of Rochester. Formerly, Director, President
                                                          and Chief Executive Officer, COMSAT
                                                          Corporation. Director/Trustee of the AIM
                                                          Group II Funds.
Owen Daly II (76)***                N/A                   Formerly, Director, Cortland Trust, Inc.
  Six Blythewood Road                                     (investment company), CF & I Steel Corp.,
  Baltimore, MD 21210                                     Monumental Life Insurance Company and
                                                          Monumental General Insurance Company; and
                                                          Chairman of the Board of Equitable
                                                          Bancorporation. Director/Trustee of the AIM
                                                          Group II Funds.

NAME, ADDRESS AND AGE                 TRUSTEE SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------               ------------------    -------------------------------------------
Albert R. Dowden (59)               N/A                   Chairman of the Board of Directors,
  1815 Central Park Drive                                 Cortland Trust, Inc. (investment company)
  P.O. Box 774000 -- PMB #222                             and DHJ Media, Inc.; and Director, Magellan
  Steamboat Springs, CO 80477                             Insurance Company. Formerly, Director,
                                                          President and Chief Executive Officer,
                                                          Volvo Group North America, Inc.; Senior
                                                          Vice President, AB Volvo; and Director, The
                                                          Hertz Corporation, Genmar Corporation (boat
                                                          manufacturer), National Media Corporation
                                                          and Annuity and Life Re (Holdings), Ltd.
                                                          Member of Advisory Board of Rotary Power
                                                          International. Director/Trustee of the AIM
                                                          Group II Funds.
Edward K. Dunn, Jr. (66)****        N/A                   Formerly, Chairman of the Board of
  2 Hopkins Plaza,                                        Directors, Mercantile Mortgage Corporation;
  8th Floor, Suite 805                                    Vice Chairman of the Board of Directors,
  Baltimore, MD 21201                                     President and Chief Operating Officer,
                                                          Mercantile-Safe Deposit & Trust Co.; and
                                                          President, Mercantile Bankshares Corp.
                                                          Director/ Trustee of the AIM Group II
                                                          Funds.
Jack M. Fields (49)                 N/A                   Chief Executive Officer, Twenty First
  434 New Jersey Avenue, S.E.                             Century Group, Inc. (a governmental affairs
  Washington, D.C. 20003                                  company); and Director, Telscape
                                                          International and Administaff (professional
                                                          employee provider). Formerly, Member of the
                                                          U.S. House of Representatives and Chief
                                                          Executive Officer, Texana Global, Inc.
                                                          (foreign trading company). Director/Trustee
                                                          of AIM Group II Funds.
Carl Frischling (64)*****           N/A                   Partner, Kramer Levin Naftalis & Frankel
  919 Third Avenue                                        LLP (law firm). Director, Cortland Funds
  New York, NY 10022                                      (investment companies) and Lazard Funds
                                                          (investment companies). Director/ Trustee
                                                          of the AIM Group II Funds.
Robert H. Graham (54)*              AIM Growth Series:    Director, President and Chief Executive
  11 Greenway Plaza                 8/31/98               Officer, A I M Management Group Inc.;
  Suite 100                                               Director and President, A I M Advisors,
  Houston, TX 77046-1173                                  Inc.; Director and Senior Vice President, A
                                                          I M Capital Management, Inc., A I M
                                                          Distributors, Inc., A I M Fund Services,
                                                          Inc. and Fund Management Company; and
                                                          Director and Vice Chairman, AMVESCAP PLC
                                                          (parent of AIM and a global investment
                                                          management firm). Director/Trustee of the
                                                          AIM Group I Funds and the AIM Group II
                                                          Funds.

NAME, ADDRESS AND AGE                 TRUSTEE SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------               ------------------    -------------------------------------------
Prema Mathai-Davis (50)             N/A                   Member, Visiting Committee, Harvard
  370 East 76th Street                                    University Graduate School of Education,
  New York, NY 10021                                      New School University. Formerly, Chief
                                                          Executive Officer, YWCA of the USA;
                                                          Commissioner, New York City Department of
                                                          the Aging; and Commissioner, New York City
                                                          Metropolitan Transportation Authority.
                                                          Director/Trustee of the AIM Group II Funds.
Lewis F. Pennock (58)               N/A                   Partner, Pennock & Cooper (law firm).
  6363 Woodway, Suite 825                                 Director/Trustee of the AIM Group II Funds.
  Houston, TX 77057
Ruth H. Quigley (66)**              AIM Growth Series:    Private investor; formerly, President,
  1055 California Street            1/18/77               Quigley, Friedlander & Co., Inc. (a
  San Francisco, CA 94108                                 financial advisory services firm). Trustee
                                                          of the AIM Group I Funds.
Louis S. Sklar (61)                 N/A                   Executive Vice President, Development and
  The Williams Tower                                      Operations, Hines Interests Limited
  50th Floor                                              Partnership (real estate development).
  2800 Post Oak Blvd.                                     Director/Trustee of the AIM Group II Funds.
  Houston, TX 77056

---------------
     * Mr. Graham is an interested person of AIM Advisors and the AIM Funds, as defined in the 1940 Act, primarily because of his positions with AIM Advisors and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM Advisors.

   ** Dates of service based on predecessor funds.

  *** The Board has extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

RESPONSIBILITIES OF THE BOARD

     The Board is responsible for the general oversight of the business of AGS. The Board periodically reviews the investment performance of AGS's investment portfolios, including Japan Growth, as well as the quality of other services provided to AGS and its shareholders by each of AGS's service providers, including AIM Advisors and its affiliates. At least annually, the Board reviews the fees paid by AGS for these services and the overall level of the operating expenses of AGS's investment portfolios.

REASONS FOR ELECTION OF TRUSTEES AT THE PRESENT TIME

     Four trustees currently serve on the Board of AGS. Mr. C. Derek Anderson has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

     The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Board determined that the work of the Trust required, and would be benefited by, a board larger than three trustees. Moreover, the Board noted the increasing complexity of its tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     The Board and its Nominating Committee have met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of AGS. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Board also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Board and its Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board and its Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds since directors'/trustees' fees would be allocated across all funds included in The AIM Family of Funds --Registered Trademark--.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Board and its Nominating Committee reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Group II Funds. The Board and its Nominating Committee acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held on June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Board and its Nominating Committee reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds, shortly after the shareholder meeting.

     AIM Advisors supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

LENGTH OF SERVICE BY THE TRUSTEES ON THE BOARD

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. A trustee of AGS may resign or may be removed for cause by a vote of the holders of a majority of the outstanding shares of that trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Board has agreed to extend the retirement date of Mr. Daly, who had he been a trustee of AGS otherwise would have retired December 31, 2000, to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WAYS IN WHICH THE BOARD REPRESENTS YOUR INTERESTS

     The Board seeks to represent shareholder interests by:

     - reviewing the investment performance of AGS's investment portfolios with the investment portfolios' portfolio managers and senior management of AIM Advisors;

     - reviewing and approving annually contractual relationships of the funds with their service providers, (e.g., AIM Advisors and its affiliates), which review and approval includes evaluating the quality of services provided to the funds and the fees paid by the funds;

     - monitoring potential conflicts between AGS and AIM Advisors and its affiliates to help ensure that AGS's investment portfolios continue to be managed in the best interests of its shareholders; and

     - monitoring potential conflicts among funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

COMMITTEES OF THE BOARD

     The standing committees of the Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. It is expected that all of the independent trustees will serve on these committees. The Audit Committee is responsible for:

     - considering independent accountants for AGS and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by AGS's independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with AGS's independent accountants and management.

     The Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and/or ownership of Fund shares.

     The Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

BOARD MEETINGS

     The Board typically conducts regular meetings eight times a year. In addition, the Board or any committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended December 31, 2000 for AGS, the Board held eight meetings, the Audit Committee held six meetings, and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the most recent fiscal year.

COMPENSATION OF THE TRUSTEES

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each trustee who is not also an officer of AGS is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee may also serve as a director/trustee of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director/trustee:

                                                                RETIREMENT
                                                                 BENEFITS          TOTAL
                                               AGGREGATE      ACCRUED BY ALL    COMPENSATION
                                              COMPENSATION         AIM            FROM ALL
DIRECTOR/TRUSTEE                              FROM AGS(1)        FUNDS(2)       AIM FUNDS(3)
----------------                              ------------    --------------    ------------
Robert H. Graham............................    $   -0-               N/A         $    -0-
Frank S. Bayley.............................    $32,491               N/A         $105,000
Ruth H. Quigley.............................    $32,491               N/A         $105,000
Bruce L. Crockett...........................    $   -0-          $ 60,951         $111,500
Owen Daly II................................    $   -0-          $ 97,195         $111,500
Albert R. Dowden............................    $   -0-          $    -0-         $ 13,435
Edward K. Dunn, Jr..........................    $   -0-          $111,500         $111,500
Jack M. Fields..............................    $   -0-          $108,500         $108,500
Carl Frischling(4)..........................    $   -0-          $111,500         $111,500
Prema Mathai-Davis..........................    $   -0-          $111,500         $111,500
Lewis F. Pennock............................    $   -0-          $111,500         $111,500
Louis S. Sklar..............................    $   -0-          $111,500         $111,500

---------------

(1) Data reflects aggregate compensation received from AGS for the fiscal year ended December 31, 2000.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as directors/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent trustees/ directors of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     The boards of the AIM Group I Funds have adopted, effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/trustee who has at least five years of credited service as a director/trustee (including service to a predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/ trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the director/trustee, and based on the number of such director/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director/trustee's retirement benefits for the same length of time that the director/trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                              ESTIMATED CREDITED YEARS
DIRECTOR/TRUSTEE                                                     OF SERVICE
----------------                                              ------------------------
Frank S. Bayley.............................................             15
Bruce L. Crockett...........................................             14
Owen Daly II................................................             14
Albert R. Dowden............................................              0
Edward K. Dunn, Jr..........................................              3
Jack M. Fields..............................................              4
Carl Frischling.............................................             23
Prema Mathai-Davis..........................................              2
Lewis F. Pennock............................................             19
Ruth H. Quigley.............................................             24
Louis S. Sklar..............................................             11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                                    ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                                 UPON RETIREMENT
--------------------------                                    -------------------------
10..........................................................           $75,000
 9..........................................................           $67,500
 8..........................................................           $60,000
 7..........................................................           $52,500
 6..........................................................           $45,000
 5..........................................................           $37,500

DEFERRED COMPENSATION AGREEMENTS

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation arrangements currently in effect for the AIM Group II Funds.

     If re-elected to the boards, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, pursuant to the agreements, have the option to elect to defer receipt of up to 100% of their compensation payable by AGS, assuming their election to the Board, and such amounts are placed into a deferral account. Miss Quigley and Mr. Bayley will have the same option under a deferred compensation agreement. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. AGS's Board of Trustees may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of AGS. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of AGS and of each AIM Fund from which they are deferring compensation.

COMPENSATION OF AGS OFFICERS

     AGS does not pay its officers for the services they provide to AGS and its investment portfolios. Instead, the officers, who are also officers or employees of AIM Advisors or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

AUDITORS

     The firm of PricewaterhouseCoopers LLP ("PWC") has been selected as independent accountants for each of the five portfolios of AGS, including Japan Growth. PWC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of AGS that they are independent accountants with respect to AGS and each of its portfolios.

     The independent accountants examine annual financial statements for AGS and provide other non-audit and tax-related services to AGS. The independent accountants also provide certain non-audit services to AIM Advisors and its affiliates. The Board of AGS has considered whether the non-audit services provided by PWC to AGS and AIM Advisors and its affiliates who provide services to AGS are compatible with maintaining the independence of PWC in its audit of the portfolios of AGS.

  Fund Related Fees

     Audit Fees. For the fiscal year ended December 31, 2000, AGS paid approximately $185,510 in fees for professional services rendered by PWC for the audit of annual financial statements for the five series portfolios of AGS.

     All Other Fees. For the fiscal year ended December 31, 2000, PWC was also paid by AGS approximately $12,500 for tax-related services rendered to the five series portfolios of AGS.

  Non-Fund Related Fees

     Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PWC to AIM Advisors and its affiliates that provide services to AGS during the fiscal year ended December 31, 2000.

     All Other Fees. The aggregate fees billed for all other non-audit services rendered by PWC to AIM Advisors and its affiliates who provide services to AGS was approximately $792,000 for the fiscal year ended December 31, 2000.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                  PROPOSAL 2:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Japan Growth with International Equity. Japan Growth is a portfolio of AGS, a Delaware business trust. International Equity is a portfolio of AIF, a Maryland corporation.

     If shareholders of Japan Growth approve the Agreement and other closing conditions are satisfied, all of the assets of Japan Growth will be transferred to International Equity, International Equity will assume all of the liabilities of Japan Growth, and AIF will issue Class A shares of International Equity to Japan Growth's Class A shareholders, Class B shares of International Equity to Japan Growth's Class B shareholders and Class C shares of International Equity to Japan Growth's Class C shareholders. The shares of International Equity issued in the Reorganization will have an aggregate net asset value equal to the value of Japan Growth's net assets transferred to International Equity. Shareholders will not pay any initial sales charge for shares of International Equity received in connection with the Reorganization. The value of each shareholder's account with International Equity immediately after the Reorganization will be the same as the value of such shareholder's account with Japan Growth immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     Japan Growth will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AGS, including the independent trustees, has determined that the reorganization of Japan Growth into International Equity is in the best interests of Japan Growth and its shareholders and that the interests of the shareholders of Japan Growth will not be diluted as a result of the Reorganization.

     In making its determination, the Board of Trustees noted that the two funds have the same investment objective -- long-term growth of capital. International Equity is significantly larger than Japan Growth, with total net assets at March 31, 2001 of approximately $2.7 billion, compared with total net assets for Japan Growth of approximately $88.8 million on that date. Japan Growth has experienced net redemptions of its shares for three of the last five years.

     International Equity invests in a diversified portfolio of securities of issuers located in foreign countries, while Japan Growth focuses its investments on issuers domiciled in Japan. The Board of Trustees noted that International Equity has outperformed Japan Growth, providing a better total return to shareholders. Since inception, International Equity Class A shares have an average annual return of 11.64% compared to an average annual return of 9.42% for Japan Growth Class A shares. The total operating expenses of International Equity, expressed as a percentage of assets, are also lower than those of Japan Growth. Although past performance does not guarantee future results, the combination of better performance and lower expenses should make International Equity a better investment for Japan Growth shareholders.

COMPARISON OF INTERNATIONAL EQUITY AND JAPAN GROWTH

  Investment Objective and Policies

     The investment objective of International Equity is the same as the investment objective of Japan Growth -- long-term growth of capital.

     International Equity seeks to achieve its investment objective by investing, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the United States, with an emphasis on companies in the developed countries of Western Europe and the Pacific Basin. At March 31, 2001, International Equity had 13.7% of its assets invested in issuers in Japan. International Equity's portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth.

     Japan Growth seeks to achieve its investment objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in Japan. In selecting investments, Japan Growth's portfolio managers seek to identify industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates.

  Investment Advisory Services

     AIM Advisors serves as investment adviser and INVESCO Asset Management (Japan) Limited, an affiliate of the adviser, serves as the subadviser to Japan Growth. AIM Advisors also serves as investment adviser to International Equity. Because INVESCO Asset Management (Japan) Limited does not serve as subadviser for International Equity, the Reorganization will end its role in the management of the assets of Japan Growth.

  Performance

     Average annual total returns for the periods indicated for Class A shares of International Equity and Japan Growth, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                                              INTERNATIONAL     JAPAN
                                                                 EQUITY        GROWTH
                                                                 CLASS A       CLASS A
                                                                 SHARES        SHARES
                                                              -------------    -------
1 Year Ended December 31, 2000..............................     (29.78)%      (56.28)%
3 Years Ended December 31, 2000.............................       7.29%         0.13%
5 Years Ended December 31, 2000.............................       9.20%        (3.08)%
10 Years Ended December 31, 2000 or Since Inception*........      11.64%         0.56%

---------------

* Inception date for International Equity is April 7, 1992.

  Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended December 31, 2000 for the Class A, Class B and Class C shares of Japan Growth and for the fiscal year ended October 31, 2000 for the Class A, Class B and Class C shares of International Equity are shown below. Pro forma estimated Expense Ratios of International Equity giving effect to the Reorganization are also provided.

                                                                                                       AIM INTERNATIONAL
                                               AIM JAPAN                 AIM INTERNATIONAL                EQUITY FUND
                                              GROWTH FUND                   EQUITY FUND               PRO FORMA ESTIMATED
                                      ---------------------------   ---------------------------   ---------------------------
                                      CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                      SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                      -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on
  purchase of shares (as a
  percentage of offering price).....   5.50%     none      none      5.50%      none      none     5.50%      none      none
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as
  applicable).......................   None(1)   5.00%     1.00%     None(1)    5.00%     1.00%    None(1)    5.00%     1.00%
ANNUAL OPERATING EXPENSES
  (AS A % OF NET ASSETS)
Management fees.....................   0.98%     0.98%     0.98%     0.91%      0.91%     0.91%    0.91%      0.91%     0.91%
Distribution and/or Service (12b-1)
  fees..............................   0.35%     1.00%     1.00%     0.30%      1.00%     1.00%    0.30%      1.00%     1.00%
Other expenses......................   0.46%     0.46%     0.46%     0.27%      0.31%     0.31%    0.28%      0.31%     0.31%
                                       ----      ----      ----      ----      -----     -----     ----      -----     -----
        Total fund operating
          expenses..................   1.79%     2.44%     2.44%     1.48%      2.22%     2.22%    1.49%      2.22%     2.22%
Fee waiver(2).......................   0.00%     0.00%     0.00%    (0.04)%    (0.04)%   (0.04)%  (0.04)%    (0.04)%   (0.04)%
                                       ----      ----      ----      ----      -----     -----     ----      -----     -----
Net expenses........................   1.79%     2.44%     2.44%     1.44%      2.18%     2.18%    1.45%      2.18%     2.18%
                                       ====      ====      ====      ====      =====     =====     ====      =====     =====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) AIM Advisors has contractually agreed to waive 0.05% on average net assets in excess of $500 million for International Equity Class A, Class B and Class C shares.

  Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.

                                                          ONE     THREE      FIVE       TEN
                                                          YEAR    YEARS     YEARS      YEARS
                                                          ----    ------    ------    --------
AIM JAPAN GROWTH FUND
  Class A shares(1):
       Assuming complete redemption at end of period....  $722    $1,082    $1,466     $2,539
       Assuming no redemption...........................  $722    $1,082    $1,466     $2,539
  Class B shares:
       Assuming complete redemption at end of
          period(2).....................................  $747    $1,061    $1,501     $2,616
       Assuming no redemption...........................  $247    $  761    $1,301     $2,616
  Class C shares:
       Assuming complete redemption at end of
          period(2).....................................  $347    $  761    $1,301     $2,776
       Assuming no redemption...........................  $247    $  761    $1,301     $2,776
AIM INTERNATIONAL EQUITY FUND
  Class A shares(1):
       Assuming complete redemption at end of period....  $692    $  992    $1,314     $2,221
       Assuming no redemption...........................  $692    $  992    $1,314     $2,221
  Class B shares:
       Assuming complete redemption at end of
          period(2).....................................  $725    $  994    $1,390     $2,368
       Assuming no redemption...........................  $225    $  694    $1,190     $2,368
  Class C shares:
       Assuming complete redemption at end of
          period(2).....................................  $325    $  694    $1,190     $2,554
       Assuming no redemption...........................  $225    $  694    $1,190     $2,554
COMBINED FUND
  Class A shares(1):
       Assuming complete redemption at end of period....  $693    $  995    $1,318     $2,232
       Assuming no redemption...........................  $693    $  995    $1,318     $2,232
  Class B shares:
       Assuming complete redemption at end of
          period(2).....................................  $725    $  994    $1,390     $2,368
       Assuming no redemption...........................  $225    $  694    $1,190     $2,370
  Class C shares:
       Assuming complete redemption at end of
          period(2).....................................  $325    $  694    $1,190     $2,554
       Assuming no redemption...........................  $225    $  694    $1,190     $2,554

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  Sales Charges

     No sales charges are applicable to shares of International Equity received in connection with the Reorganization.

     International Equity Class A shares, which will be issued to Japan Growth Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 5.50%. International Equity Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. International Equity Class C Shares are offered at net asset value, without an initial sales charge, and are subject to maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     International Equity pays a fee in the amount of 0.30% of the average daily net assets of Class A shares to AIM Distributors for distribution services. International Equity pays AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the International Equity Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Japan Growth are sold at net asset value plus an initial sales charge of 5.50%. Japan Growth Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Japan Growth Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

     Japan Growth pays a fee in the amount of 0.35% of average daily net assets of the Class A shares to AIM Distributors for distribution services. Japan Growth pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

  Distribution; Purchase, Exchange and Redemption

     Shares of International Equity and Japan Growth are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class.

  Further Information

     Additional information concerning International Equity is contained in this Proxy Statement/ Prospectus and in the current prospectus for International Equity that is attached hereto as Appendix II. Further information concerning Japan Growth can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     International Equity and Japan Growth are subject to substantially similar investment risks. However, shareholders should keep in mind that the potential risks and benefits associated with investments in Japan Growth and in International Equity differ because of differences in geographic diversification. Japan Growth normally seeks to invest at least 65% of its total assets in equity securities of issuers domiciled in Japan. As a result, the performance of Japan Growth depends to a significant extent on the condition and performance of the Japanese economy. Investors in Japan Growth are thus directly exposed to a significant degree to both the upturns and downturns in the Japanese Markets.

     The investments of International Equity, on the other hand, are much more diverse across international markets, with significant holdings in Europe, Asia, North America and Latin America. Rather than concentrating its investments in companies of a single country, International Equity seeks to invest in securities of issuers from a number of different countries. As of March 31, 2001, approximately 14% of International Equity's assets were invested in securities of issuers domiciled in Japan. As a result, following the Reorganization Japan Growth shareholders will lose any benefits associated with a fund that is heavily dependent on the performance of Japanese companies. In return, such shareholders will gain the benefit of increased diversity in the world economy offered by International Equity. You should carefully consider these benefits and risks in determining whether to vote in favor of the proposed Reorganization.

RISKS ASSOCIATED WITH INTERNATIONAL EQUITY

     International Equity invests primarily in equity securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. International Equity invests in securities of foreign companies, which generally involves greater risks than investing in securities of domestic companies. The prices of foreign securities may be further affected by other factors, including:

     Currency exchange rates. The dollar value of International Equity's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     Political and economic conditions. The value of International Equity's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF INTERNATIONAL EQUITY AND JAPAN GROWTH

     The investment objective of International Equity is long-term growth of capital. The investment objective of Japan Growth is long-term growth of capital.

INVESTMENT POLICIES OF INTERNATIONAL EQUITY

     International Equity seeks to meet its objective by investing in a diversified portfolio of international equity securities the issuers of which are considered by the fund's portfolio managers to have strong earnings momentum. The fund invests, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. International Equity will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

     At the present time, International Equity's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in the U.S. dollars or foreign currencies. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

     The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

INVESTMENT POLICIES OF JAPAN GROWTH

     Japan Growth seeks to meet its objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in Japan. The fund typically considers a company to be domiciled in Japan if it (1) is organized under the laws of, or has a principal office in, Japan; or (2) normally derives 50% or more of its total revenues from business in Japan, provided that, in the view of the portfolio managers, the value of the issuer's securities tend to reflect Japan's development to a greater extent than developments elsewhere.

     Japan Growth may invest up to 35% of its total assets in equity securities of issuers domiciled outside of Japan. The fund may also invest up to 35% of its total assets in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality.

     Japan Growth may also invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycle.

     In selecting investments, the portfolio managers seek to identify industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates. The portfolio managers then balance the potential benefits with the risks of investing in those industries. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace.

INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT

     AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of International Equity's portfolio are

     - A. Dale Griffin, III, Senior Portfolio Manager, has been responsible for the fund since its inception in 1992 and has been associated with the adviser and/or its affiliates since 1989,

     - Jason T. Holzer, Senior Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the adviser and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty,

     - Clas G. Olsson, Senior Portfolio Manager, has been responsible for the fund since 1997 and has been associated with the adviser and/or its affiliates since 1994, and

     - Barrett K. Sides, Senior Portfolio Manager, has been responsible for the fund since 1995 and has been associated with the adviser and/or its affiliates since 1990.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of International Equity for the fiscal year ended October 31, 2000, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Class A share and a Class B share of International Equity outstanding during each of the fiscal years ended October 31, 2000 and for a Class C share of International Equity outstanding during the fiscal years ended October 31, 2000, 1999 and 1998 and for the period August 4, 1997 (inception date), through October 31, 1997. This information has been audited by AIF's independent accountants whose unqualified report on the financial statements of International Equity are included in its annual report to shareholders for the fiscal year ended October 31, 2000. International Equity's annual report to shareholders dated October 31, 2000, is available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                  AIM INTERNATIONAL EQUITY FUND CLASS A SHARES

                                                                     CLASS A
                                       --------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                       --------------------------------------------------------------------
                                        2000(A)           1999        1998(A)       1997(A)       1996(A)
                                       ----------      ----------    ----------    ----------    ----------
Net asset value, beginning of
  period.............................  $    21.73      $    17.59    $    16.64    $    15.37    $    13.65
                                       ----------      ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss).......        0.08           (0.03)         0.05          0.04          0.04
  Net gains on securities (both
    realized and unrealized).........        0.72            4.49          0.96          1.68          2.07
                                       ----------      ----------    ----------    ----------    ----------
         Total from investment
           operations................        0.80            4.46          1.01          1.72          2.11
                                       ----------      ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment
    income...........................          --           (0.11)        (0.06)        (0.02)        (0.01)
                                       ----------      ----------    ----------    ----------    ----------
  Distributions from net realized
    gains............................       (0.93)          (0.21)           --         (0.43)        (0.38)
                                       ----------      ----------    ----------    ----------    ----------
Total distributions..................       (0.93)          (0.32)        (0.06)        (0.45)        (0.39)
                                       ==========      ==========    ==========    ==========    ==========
         Net asset value, end of
           period....................  $    21.60      $    21.73    $    17.59    $    16.64    $    15.37
                                       ==========      ==========    ==========    ==========    ==========
Total return(b)......................        3.16%          25.73%         6.11%        11.43%        15.79%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted).........................  $2,325,636      $2,058,419    $1,724,635    $1,577,390    $1,108,395
  Ratio of expenses to average net
    assets:
    With fee waivers.................        1.44%(c)        1.48%         1.45%         1.47%         1.58%
    Without fee waivers..............        1.48%(c)        1.52%         1.49%         1.51%         1.60%
  Ratio of net investment income to
    average net assets...............        0.30%(c)       (0.14)%        0.28%         0.24%         0.25%
  Portfolio turnover rate............          87%             86%           78%           50%           66%

---------------
(a)  Calculated using average shares outstanding.

(b)  Does not include sales charges.

(c)  Ratios are based on average daily net assets of $2,554,953,820.

                  AIM INTERNATIONAL EQUITY FUND CLASS B SHARES

                                                                       CLASS B
                                              ----------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                              ----------------------------------------------------------
                                              2000(A)       1999(A)     1998(A)     1997(A)     1996(A)
                                              --------      --------    --------    --------    --------
Net asset value, beginning of period........  $  21.11      $  17.13    $  16.27    $  15.13    $  13.54
                                              --------      --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)..............     (0.11)        (0.17)      (0.09)      (0.09)      (0.07)
  Net gains on securities (both realized and
    unrealized).............................      0.74          4.36        0.95        1.66        2.04
                                              --------      --------    --------    --------    --------
         Total from investment operations...      0.63          4.19        0.86        1.57        1.97
                                              --------      --------    --------    --------    --------
Less distributions from net realized
  gains.....................................     (0.93)        (0.21)         --       (0.43)      (0.38)
                                              --------      --------    --------    --------    --------
         Net asset value, end of period.....  $  20.81      $  21.11    $  17.13    $  16.27    $  15.13
                                              ========      ========    ========    ========    ========
Total return(b).............................      2.42%        24.72%       5.29%      10.61%      14.88%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)................................  $997,843      $887,106    $744,987    $678,809    $368,355
  Ratio of expenses to average net assets:
    With fee waivers........................      2.18%(c)      2.27%       2.22%       2.25%       2.35%
    Without fee waivers.....................      2.22%(c)      2.31%       2.26%       2.28%       2.37%
  Ratio of net investment income (loss) to
    average net assets......................     (0.44)%(c)    (0.93)%     (0.49)%     (0.53)%     (0.53)%
  Portfolio turnover rate...................        87%           86%         78%         50%         66%

---------------
(a) Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges.

(c) Ratios are based on average daily net assets of $1,120,452,259.

                  AIM INTERNATIONAL EQUITY FUND CLASS C SHARES

                                                                             CLASS C
                                                       ---------------------------------------------------
                                                                                            AUGUST 4, 1997
                                                                                             (DATE SALES
                                                            YEAR ENDED OCTOBER 31,            COMMENCED)
                                                       ---------------------------------    TO OCTOBER 31,
                                                       2000(A)       1999(A)     1998(A)       1997(A)
                                                       --------      --------    -------    --------------
Net asset value, beginning of period.................  $  21.13      $  17.14    $ 16.27       $ 17.64
                                                       --------      --------    -------       -------
Income from investment operations:
  Net investment income (loss).......................     (0.11)        (0.17)     (0.09)        (0.02)
  Net gains (losses) on securities (both realized and
    unrealized)......................................      0.73          4.37       0.96         (1.35)
                                                       --------      --------    -------       -------
         Total from investment operations                  0.62          4.20       0.87         (1.37)
                                                       --------      --------    -------       -------
Less distributions from net realized gains...........     (0.93)        (0.21)        --            --
                                                       --------      --------    -------       -------
         Net asset value, end of period..............  $  20.82      $  21.13    $ 17.14       $ 16.27
                                                       ========      ========    =======       =======
Total return(b)......................................      2.37%        24.76%      5.35%         7.77%
Ratios/supplemental data:
  Net assets, end of period (000s omitted)...........  $253,998      $118,208    $58,579       $12,829
  Ratio of expenses to average net assets:
    With fee waivers.................................      2.18%(c)      2.27%      2.22%         2.27%(d)
    Without fee waivers..............................      2.22%(c)      2.31%      2.26%         2.30%(d)
  Ratio of net investment income (loss) to average
    net assets.......................................     (0.44)%(c)    (0.93)%    (0.49)%       (0.55)%(d)
  Portfolio turnover rate............................        87%           86%        78%           50%

---------------
(a) Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c) Ratios are based on average daily net assets of $219,394,811.

(d) Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     International Equity will acquire all of the assets of Japan Growth in exchange for shares of International Equity and the assumption by International Equity of the liabilities of Japan Growth. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.

     At the Effective Time, all of the assets of Japan Growth shall be delivered to the Custodian for the account of International Equity in exchange for the assumption by International Equity of all of the liabilities of any kind of Japan Growth and delivery by AIF directly to (i) Japan Growth Class A shareholders of a number of International Equity Class A shares and to (ii) Japan Growth Class B shareholders of a number of International Equity Class B shares and to (iii) Japan Growth Class C shareholders of a number of International Equity Class C shares, having an aggregate net asset value equal to the net value of the assets of Japan Growth transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AGS has determined that the Reorganization of Japan Growth is in the best interests of the shareholders of Japan Growth and will not dilute the interests of Japan Growth Shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Japan Growth at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on May 11, 2001, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Japan Growth into International Equity. The Trustees received from AIM Advisors written materials that contained information concerning Japan Growth and International Equity, including comparative total return and fee and expense information, a comparison of the investment objectives of Japan Growth and International Equity and pro forma expense ratios of International Equity. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization. The Board of Trustees considered the proposed Reorganization again at a meeting held on June 12, 2001.

     In considering the Reorganization, the Board of Trustees noted that Japan Growth and International Equity have the same investment objective -- long-term growth of capital. International Equity seeks to achieve its investment objective by investing in international equity securities of issuers considered by its portfolio managers to have strong earnings momentum. International Equity normally invests at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Japan Growth seeks to achieve its investment objective by normally investing at least 65% of its total assets in equity securities of issuers domiciled in Japan. The Board of Trustees noted that the broader range of investment options available to International Equity provides AIM Advisors greater flexibility to respond to changing market conditions.

     International Equity is significantly larger than Japan Growth. It had total net assets as of March 31, 2001 of approximately $2.7 billion, compared with net assets for Japan Growth of approximately $88.8 million on that date. Although Japan Growth had positive net investment flows for a brief period in 1999, it has experienced net redemptions for 3 of the last 5 years. The redemption rate for Japan Growth over the last 12 months has been 97.13% versus the industry average of 20.41%. AIM Advisors indicated that as such redemptions continue, and assets dwindle, it would likely reach a point where it would no longer be willing to subsidize Japan Growth's operations through fee waivers and expense reimbursements.

     In addition, the Board of Trustees considered that the market for Japan Growth is a very narrow niche specialty product; Japan Growth represents .07% of long-term equity assets. It is a fund that attracts market timers, in spite of AIM Advisors' best efforts to eliminate them. In 2000, it had purchases of $438 million and redemptions of $496 million, indicating extensive market timing activity. These fund flows adversely affect AIM Advisors' ability to manage Japan Growth's investments and fund performance.

     The Board of Trustees considered the performance of Japan Growth in relation to the performance of International Equity, noting that International Equity has generally outperformed Japan Growth. International Equity has provided a higher average annual return to its shareholders in each of the most recent one, three, five-year periods and since inception. However, Japan Growth did outperform International Equity in the calendar years 1999 and 1994 when its returns were 130.79% and 6.56%, respectively. During those same years, International Equity's total returns were 55.08% and -3.34%.

     The Board of Trustees also noted that the portfolio managers for International Equity have experience with Japanese investments. As of March 31, 2001, International Equity had 13.7% of its assets invested in issuers located in Japan. In addition, as of February 28, 2001, International Equity's portfolio and Japan Growth's portfolio contained an overlapping in holdings of 10 securities comprising 29.0% and 15.0% of the total nets assets of Japan Growth and International Equity, respectively.

     In addition, the Board of Trustees compared the relative performance of International Equity and Japan Growth in their respective fund sectors. As of March 2001, the Lipper Inc. rankings for International Equity and Japan Growth were as follows:

                          LIPPER RANK (PERCENTILE)(1)

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   ------    -------    -------    --------
International Equity(2)..........................    86%       62%        42%        N/A
Japan Growth(3)..................................    76%       82%        62%         34%

---------------
(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2) Lipper places International Equity in the International Funds category.

(3) Lipper places Japan Growth in the Japanese Funds category.

     AIM Advisors noted that Japan Growth's performance has been poor. It ranks in the bottom half of its Lipper and Morningstar categories for 1, 3 and 5 years and bottom quartile for 1 and 3 years. An investor who invested $10,000 in 1998 would now have $10,610.

     The Board also considered the expenses incurred by the two funds. The total operating expenses of Japan Growth for the most recently completed fiscal year, expressed as a percentage of average daily net assets, are higher than the total operating expenses of International Equity. In addition, the total operating expenses of International Equity are even lower after giving effect to International Equity's contractual fee waiver. AIM Advisors reported to the Board of Trustees that on a pro forma basis, the net operating expense ratios after fee waivers for International Equity Class A shares, Class B shares and Class C shares are expected to be 0.34%, 0.26% and 0.26% lower than the total operating expense ratios for the respective class shares of Japan Growth.

     AIM Advisors noted that, based on past performance, International Equity's better performance and lower expense ratio may make International Equity a more attractive investment for shareholders than Japan Growth.

     In its evaluation of the Reorganization, the Board considered the fact that the Reorganization will dramatically decrease the exposure of Japan Growth shareholders to Japanese equity securities. Japan

Growth currently invests at least 65% of its total assets in equity securities of issuers domiciled in Japan. International Equity, by contrast, has a much greater dispersion of investments around the world. In particular, as of March 31, 2001, about 21% of the Fund's assets were invested in Asian securities and 13.7% of the Fund's assets were invested in Japanese securities. The Board of Trustees, however, determined that the loss of exposure to the Japanese markets was counterbalanced by greater diversification offered by International Equity. The Board of Trustees also believes that International Equity, which has significant investments in Japan (representing over 4 times the assets of Japan Growth) presents a viable option to the shareholders of Japan Growth.

     In addition, the Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives slightly lower management fees on the assets presently held by International Equity. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

     The Board of Trustees also noted that no initial sales or other charges would be imposed on any of the shares of International Equity issued to the shareholders of Japan Growth in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Japan Growth would be provided with an opinion of counsel that the Reorganization would be tax-free as to Japan Growth and its shareholders.

     Based on the foregoing, and the information presented, at its meeting held on June 12, 2001, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Japan Growth and is in the best interest of the Japan Growth shareholders in view of the better historical performance, lower operating expenses and greater geographical diversification of International Equity. Therefore, the Board of Trustees recommends the approval of the Reorganization by the shareholders of Japan Growth.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of AGS and AIF. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of AGS and AIF has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AGS and AIF pursuant to the Agreement with respect to Japan Growth or International Equity are subject to various conditions, including the following:

     - the assets of Japan Growth to be acquired by International Equity shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Japan Growth immediately prior to the Reorganization;

     - AIF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Japan Growth shall have approved the Agreement; and

     - AGS and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Japan Growth, International Equity or their shareholders.

     Japan Growth and International Equity will bear their own costs and expenses in connection with the Reorganization. However, AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that the expense cap for Japan Growth is not exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Japan Growth.

     The Board of Trustees of AGS may waive without shareholder approval any default by AIF or any failure by AIF to satisfy any of the conditions to AGS's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Japan Growth. The Agreement may be terminated and the Reorganization may be abandoned by either AGS or AIF at any time by mutual agreement of AGS and AIF, or by either party in the event that Japan Growth shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2001.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Japan Growth upon the transfer of its assets to International Equity;

     - no gain or loss will be recognized by any shareholder of Japan Growth upon the exchange of shares of Japan Growth solely for shares of International Equity;

     - the tax basis of the shares of International Equity to be received by a shareholder of Japan Growth will be the same as the tax basis of the shares of Japan Growth surrendered in exchange therefor;

     - the holding period of the shares of International Equity to be received by a shareholder of Japan Growth will include the holding period for which such shareholder held the shares of Japan Growth exchanged therefor, provided that such shares of Japan Growth are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by International Equity on the receipt of assets of Japan Growth in exchange for shares of International Equity and International Equity's assumption of Japan Growth's liabilities;

     - the tax basis of the assets of Japan Growth in the hands of International Equity will be the same as the tax basis of such assets in the hands of Japan Growth immediately prior to the Reorganization;

     - International Equity will succeed to and take into account the capital loss carryover and certain other tax attributes of Japan Growth, subject to all relevant conditions and limitations on the use of such tax benefits; and

     - the holding period of the assets of Japan Growth to be received by International Equity will include the holding period of such assets in the hands of Japan Growth immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AGS and AIF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AGS and AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

     - there is no plan or intention by the shareholders of Japan Growth to redeem a number of shares of International Equity received in the Reorganization that would reduce Japan Growth shareholders' ownership of International Equity shares to a number of shares having a value, as of the Closing

       Date, of less than 50% of the value of all of the formerly outstanding shares of Japan Growth as of the Closing Date;

     - following the Reorganization, International Equity will continue the historic business of Japan Growth (for this purpose "historic business" shall mean the business most recently conducted by Japan Growth which was not entered into in connection with the Reorganization) or use a significant portion of Japan Growth's historic business assets in its business;

     - at the direction of Japan Growth, International Equity will issue directly to each Japan Growth shareholder pro rata the shares of International Equity that Japan Growth constructively receives in the Reorganization and Japan Growth will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

     - International Equity has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that International Equity is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     - International Equity does not plan or intend to sell or otherwise dispose of any of the assets of Japan Growth acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - International Equity, Japan Growth and the shareholders of Japan Growth will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - International Equity will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Japan Growth immediately before the Reorganization, including for this purpose any amounts used by Japan Growth to pay its reorganization expenses and all redemptions and distributions made by Japan Growth immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Japan Growth's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

     - International Equity and Japan Growth have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Japan Growth ending on the Closing and the taxable year of International Equity that includes the Closing).

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF JAPAN GROWTH. JAPAN GROWTH SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to International Equity of the assets of Japan Growth will be the same as the book cost basis of such assets to Japan Growth.

               ADDITIONAL INFORMATION ABOUT INTERNATIONAL EQUITY
                                AND JAPAN GROWTH

     A special meeting of the shareholders of Japan Growth is scheduled to be held on August 17, 2001. At that meeting, the Japan Growth shareholders will consider the election of trustees. The shareholders of AGS, including the shareholders of Japan Growth, will be asked to elect trustees as described in Proposal 1 contained in this Proxy Statement/Prospectus.

     For more information with respect to AIF and International Equity concerning the following topics, please refer to International Equity's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and International Equity; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AIF and International Equity; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIF and International Equity; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIF and International Equity.

     For more information with respect to AGS and Japan Growth concerning the following topics, please refer to Japan Growth's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AGS and Japan Growth; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AGS and Japan Growth; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AGS and Japan Growth.

                             RIGHTS OF SHAREHOLDERS

     The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law.

GENERAL

     AIF is a Maryland corporation and AGS is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AGS are substantially the same as those of the directors of AIF.

     There are, however, certain differences between the two forms of organization. The operations of AIF, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of AGS, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AGS Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of AIF have elected the directors of AIF. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

     The shareholders of AGS have elected the trustees of AGS. Such trustees serve for the life of AGS, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of AIF may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIF.

     A trustee of AGS may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AGS. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

MEETINGS OF SHAREHOLDERS

     AGS is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of AGS provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Trusts' shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

     AIF is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIF's bylaws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AGS Declaration of Trust, the trustees and officers of AGS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AGS Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIF's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

TERMINATION

     AGS or any series or class of shares of beneficial interest in AGS may be terminated by (1) a majority shareholder vote of AGS or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of AGS or of such terminating series or class, the trustees pursuant to written notice to the shares of AGS or the affected series or class.

     Maryland law provides that AIF may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     The AGS Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees,
(iii) approval of investment advisory contracts, as required by the 1940 Act;
(iv) termination of AGS or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of AGS or one of its investment portfolios,
(vii) merger or consolidation of AGS or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Maryland corporation such as AIF are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

DISSENTERS' RIGHTS

     Neither Delaware law nor the Declaration of Trust confers upon AGS shareholders appraisal or dissenters' rights.

     Under Maryland law, AIF's shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the Trust's assets and are bound by the terms of the transaction.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Delaware law, the Board of Trustees of AGS may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of AGS upon liquidation of AGS or which diminishes or eliminates any voting rights pertaining to the shares of AGS, without approval of the majority of the shares of AGS. The trustees shall have the power to alter, amend or repeal the bylaws of AGS or adopt new bylaws at any time.

     Consistent with Maryland law, AIF reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIF may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIF Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The AIF bylaws provide that the bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular bylaw which is specified as not subject to amendment by the Board of Directors, the bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

           OWNERSHIP OF JAPAN GROWTH AND INTERNATIONAL EQUITY SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AGS, owned 5% or more of any class of the outstanding shares of Japan Growth:

                                                                                PERCENT OWNED
                                  CLASS OF   NUMBER OF SHARES   PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS                   SHARES         OWNED          OF RECORD*     BENEFICIALLY
----------------                  --------   ----------------   -------------   -------------
Bear Stearns Securities Corp.     Class A      1,250,455.44        17.35%             -0-
1 Metrotech Center North
Brooklyn, NY 11201-3859
Merrill Lynch Pierce Fenner
Smith                             Class A        525,059.69         7.28%             -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner
Smith                             Class B        576,501.05        13.91%             -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner
Smith                             Class C        125,469.30        21.86%             -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
Prudential Securities Inc. FBO    Class C         30,126.86           -0-           5.25%
HP Marketing Corp.
Roger J. Bartzke President
16 Chapin Rd
Pine Brook, NJ 07058-9718

---------------

* AGS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001 to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of International Equity:

                                                                                PERCENT OWNED
                                  CLASS OF   NUMBER OF SHARES   PERCENT OWNED   OF RECORD AND
NAME AND ADDRESS                   SHARES         OWNED          OF RECORD*     BENEFICIALLY
----------------                  --------   ----------------   -------------   -------------
Merrill Lynch Pierce Fenner
Smith                             Class A     30,508,355.90        28.65%**           -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner
Smith                             Class B     14,681,226.87        30.75%**           -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
Merrill Lynch Pierce Fenner
Smith                             Class C      6,553,107.24        47.44%**           -0-
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246
CIBC World Markets Corp.          Class C        922,375.12         6.68%             -0-
P.O. Box 3484
Church Street Station
New York, NY 10008-3484

---------------

 * AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.
** A shareholder who holds 25% or more of the outstanding shares of a fund may be presumed to be in "control" of such fund as defined in the 1940 Act.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS/TRUSTEES

     To the best of the knowledge of AGS, the ownership of shares of Japan Growth by executive officers or trustees of AGS as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001. To the best of the knowledge of AIF, the ownership of shares of International Equity by executive officers and directors of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001.

                                 CAPITALIZATION

     The following table sets forth as of October 31, 2000, (i) the capitalization of Japan Growth Class A, Class B and Class C Shares, (ii) the capitalization of International Equity Class A, Class B and Class C shares, and
(iii) the pro forma capitalization of International Equity Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                     JAPAN GROWTH AND INTERNATIONAL EQUITY

                                                                                            PRO FORMA
                                                                                       INTERNATIONAL EQUITY
                                              JAPAN GROWTH     INTERNATIONAL EQUITY       CLASS A SHARES
                                             CLASS A SHARES       CLASS A SHARES           AS ADJUSTED
                                             --------------    --------------------    --------------------
Net Assets.................................   $98,066,334         $2,325,635,811          $2,423,702,145
Shares Outstanding.........................     8,749,244            107,655,983             112,196,679
Net Asset Value Per Share..................   $     11.21         $        21.60          $        21.60

                                                                                            PRO FORMA
                                                                                       INTERNATIONAL EQUITY
                                              JAPAN GROWTH     INTERNATIONAL EQUITY       CLASS B SHARES
                                             CLASS B SHARES       CLASS B SHARES           AS ADJUSTED
                                             --------------    --------------------    --------------------
Net Assets.................................   $50,217,878         $  997,842,582          $1,048,060,460
Shares Outstanding.........................     4,715,359             47,952,089              50,365,284
Net Asset Value Per Share..................   $     10.65         $        20.81          $        20.81

                                                                                            PRO FORMA
                                              JAPAN GROWTH                             INTERNATIONAL EQUITY
                                                CLASS C        INTERNATIONAL EQUITY       CLASS C SHARES
                                                 SHARES           CLASS C SHARES           AS ADJUSTED
                                             --------------    --------------------    --------------------
Net Assets.................................   $ 7,520,410         $  253,998,429          $  261,518,839
Shares Outstanding.........................       706,120             12,196,926              12,558,126
Net Asset Value Per Share..................   $     10.65         $        20.82          $        20.82

                                 LEGAL MATTERS

     Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of International Equity in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AGS and its participation in the Reorganization will be passed upon by Kirkpatrick & Lockhart, LLP 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AGS and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AGS's registration statement containing the Prospectus and Statement of Additional Information relating to Japan Growth is Registration No. 2-57526. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to International Equity is Registration No. 33-44611. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AIF and AGS are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AGS and AIF (including the Registration Statement of AIF relating to International Equity on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF, AGS and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                             AIM JAPAN GROWTH FUND

                            A SEPARATE PORTFOLIO OF

                               AIM GROWTH SERIES

                                 JUNE 13, 2001

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
ARTICLE 1 DEFINITIONS.........................................................     1
  Section 1.1.    Definitions.................................................     1
ARTICLE 2 TRANSFER OF ASSETS..................................................     4
  Section 2.1.    Reorganization of Japan Growth..............................     4
  Section 2.2.    Computation of Net Asset Value..............................     4
  Section 2.3.    Valuation Date..............................................     4
  Section 2.4.    Delivery....................................................     4
  Section 2.5.    Termination of Series.......................................     5
  Section 2.6.    Issuance of International Equity Shares.....................     5
  Section 2.7.    Investment Securities.......................................     5
  Section 2.8.    Liabilities.................................................     5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AGS...............................     6
  Section 3.1.    Organization; Authority.....................................     6
  Section 3.2.    Registration and Regulation of AGS..........................     6
  Section 3.3.    Financial Statements........................................     6
  Section 3.4.    No Material Adverse Changes; Contingent Liabilities.........     6
  Section 3.5.    Japan Growth Shares; Liabilities; Business Operations.......     6
  Section 3.6.    Accountants.................................................     7
  Section 3.7.    Binding Obligation..........................................     7
  Section 3.8.    No Breaches or Defaults.....................................     7
  Section 3.9.    Authorizations or Consents..................................     7
  Section 3.10.   Permits.....................................................     8
  Section 3.11.   No Actions, Suits or Proceedings............................     8
  Section 3.12.   Contracts...................................................     8
  Section 3.13.   Properties and Assets.......................................     8
  Section 3.14.   Taxes.......................................................     8
  Section 3.15.   Benefit and Employment Obligations..........................     9
  Section 3.16.   Brokers.....................................................     9
  Section 3.17.   Voting Requirements.........................................     9
  Section 3.18.   State Takeover Statutes.....................................     9
  Section 3.19.   Books and Records...........................................     9
  Section 3.20.   Prospectus and Statement of Additional Information..........     9
  Section 3.21.   No Distribution.............................................     9
  Section 3.22.   Liabilities of Japan Growth.................................     9
  Section 3.23.   Value of Shares.............................................    10
  Section 3.24.   Shareholder Expenses........................................    10
  Section 3.25.   Intercompany Indebtedness...................................    10
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIF...............................    10
  Section 4.1.    Organization; Authority.....................................    10
  Section 4.2.    Registration and Regulation of AIF..........................    10
  Section 4.3.    Financial Statements........................................    10
  Section 4.4.    No Material Adverse Changes; Contingent Liabilities.........    10
  Section 4.5.    Registration of International Equity Class A Shares,
                  International Equity Class B Shares and International Equity
                  Class C Shares..............................................    11
  Section 4.6.    Accountants.................................................    11
  Section 4.7.    Binding Obligation..........................................    11
  Section 4.8.    No Breaches or Defaults.....................................    11
  Section 4.9.    Authorizations or Consents..................................    12
  Section 4.10.   Permits.....................................................    12

                                                                                 PAGE
                                                                                 ----
  Section 4.11.   No Actions, Suits or Proceedings............................    12
  Section 4.12.   Taxes.......................................................    12
  Section 4.13.   Brokers.....................................................    13
  Section 4.14.   Representations Concerning the Reorganization...............    13
  Section 4.15.   Prospectus and Statement of Additional Information..........    13
  Section 4.16.   Value of Shares.............................................    13
  Section 4.17.   Intercompany Indebtedness; Consideration....................    14
ARTICLE 5 COVENANTS...........................................................    14
  Section 5.1.    Conduct of Business.........................................    14
  Section 5.2.    Announcements...............................................    14
  Section 5.3.    Expenses....................................................    14
  Section 5.4.    Further Assurances..........................................    14
  Section 5.5.    Notice of Events............................................    14
  Section 5.6.    Access to Information.......................................    15
  Section 5.7.    Consents, Approvals and Filings.............................    15
  Section 5.8.    Submission of Agreement to Shareholders.....................    15
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION..........................    15
  Section 6.1.    Conditions Precedent of AIF.................................    15
  Section 6.2.    Mutual Conditions...........................................    16
  Section 6.3.    Conditions Precedent of AGS.................................    17
ARTICLE 7 TERMINATION OF AGREEMENT............................................    17
  Section 7.1.    Termination.................................................    17
  Section 7.2.    Survival After Termination..................................    17
ARTICLE 8 MISCELLANEOUS.......................................................    18
  Section 8.1.    Survival of Representations and Warranties..................    18
  Section 8.2.    Governing Law...............................................    18
  Section 8.3.    Binding Effect, Persons Benefiting, No Assignment...........    18
  Section 8.4.    Obligations of AIF and AGS..................................    18
  Section 8.5.    Amendments..................................................    18
  Section 8.6.    Enforcement.................................................    18
  Section 8.7.    Interpretation..............................................    18
  Section 8.8.    Counterparts................................................    18
  Section 8.9.    Entire Agreement; Schedules.................................    19
  Section 8.10.   Notices.....................................................    19
  Section 8.11.   Representations by AIM Advisors.............................    19
Schedule 6.1(d)   Opinion of Counsel to AGS
Schedule 6.2(f)   Tax Opinions
Schedule 6.3(d)   Opinion of Counsel to AIF

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 13, 2001 (this "Agreement"), by and among AIM Growth Series, a Delaware business trust ("AGS"), acting on behalf of AIM Japan Growth Fund ("Japan Growth"), a separate series of AGS, AIM International Funds, Inc., a Maryland corporation ("AIF"), acting on behalf of AIM International Equity Fund ("International Equity"), a separate series of AIF, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AGS is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Japan Growth, for sale to the public; and

     WHEREAS, AIF is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including International Equity, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to both AGS and AIF; and

     WHEREAS, Japan Growth desires to provide for its reorganization through the transfer of all of its assets to International Equity in exchange for the assumption by International Equity of all of the liabilities of Japan Growth and the issuance by AIF of shares of International Equity in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AGS, AIF and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AGS" means AIM Growth Series, a Delaware business trust.

     "AGS Registration Statement" means the registration statement on Form N-1A of AGS, as amended, 1940 Act Registration No. 811-2699.

     "AGS Shareholders Meeting" means a meeting of the shareholders of AGS convened in accordance with applicable law and the Agreement and Declaration of Trust of AGS to consider and vote upon the approval of this Agreement and the Reorganization of Japan Growth contemplated by this Agreement.

     "AIF" means AIM International Funds, Inc., a Maryland corporation.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, 1940 Act Registration No. 811-6463.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AGS on behalf of Japan Growth, or otherwise providing benefits to any current or former employee, officer or trustee of AGS.

     "Closing" means the transfer of the assets of Japan Growth to International Equity, the assumption of all of Japan Growth's liabilities by International Equity and the issuance of International Equity Shares directly to Japan Growth Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 10, 2001 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of International Equity and Japan Growth.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "International Equity" means AIM International Equity Fund, a separate series of shares of the capital stock of AIF.

     "International Equity Class A Shares" means Class A Shares of stock of International Equity issued by AIF.

     "International Equity Class B Shares" means Class B Shares of stock of International Equity issued by AIF.

     "International Equity Class C Shares" means Class C Shares of stock of International Equity issued by AIF.

     "International Equity Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

     "International Equity Shares" means shares of capital stock of International Equity issued pursuant to Section 2.6 of this Agreement.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Japan Growth" means AIM Japan Growth Fund, a separate series of AGS.

     "Japan Growth Class A Shares" means Class A Shares of beneficial interest of Japan Growth issued by AGS.

     "Japan Growth Class B Shares" means Class B Shares of beneficial interest of Japan Growth issued by AGS.

     "Japan Growth Class C Shares" means Class C Shares of beneficial interest of Japan Growth issued by AGS.

     "Japan Growth Financial Statements" shall have the meaning set forth in
Section 3.3 of this Agreement.

     "Japan Growth Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Japan Growth.

     "Japan Growth Shares" means the issued and outstanding shares of beneficial interest in Japan Growth.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Japan Growth by International Equity in consideration of the assumption by International Equity of all of the liabilities of Japan Growth and the issuance by AIF of International Equity Shares directly to Japan Growth Shareholders as described in this Agreement, and the termination of Japan Growth's status as a designated series of shares of AGS.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Japan Growth At the Effective Time, all of the assets of Japan Growth shall be delivered to the Custodian for the account of International Equity in exchange for the assumption by International Equity of all of the liabilities of any kind of Japan Growth and delivery by AIF directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Japan Growth of a number of International Equity Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Japan Growth of a number of International Equity Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Japan Growth of a number of International Equity Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Japan Growth so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM International Equity Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2. Computation of Net Asset Value The net asset value of International Equity Shares, and the net value of the assets of Japan Growth, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of International Equity Shares shall be computed in accordance with the policies and procedures of International Equity as described in the AIF Registration Statement.

     (c) The net value of the assets of Japan Growth to be transferred to International Equity pursuant to this Agreement shall be computed in accordance with the policies and procedures of Japan Growth as described in the AGS Registration Statement.

     (d) All computations of value regarding the net assets of Japan Growth and the net asset value of International Equity Shares to be issued pursuant to this Agreement shall be made by agreement of AGS and AIF. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date The assets of Japan Growth and the net asset value per share of International Equity Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Japan Growth will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Japan Growth received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Japan Growth. Redemption requests thereafter received by Japan Growth shall be deemed to be redemption requests for International Equity Class A Shares, International Equity Class B Shares or International Equity Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Japan Growth Shareholders under this Agreement.

     SECTION 2.4. Delivery

     (a) Assets held by Japan Growth shall be delivered by AGS to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AGS shall instruct the Custodian to transfer such assets to the account of International Equity. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Japan Growth shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of International Equity at the Custodian.

     (b) If, on the Closing Date, Japan Growth is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Japan Growth for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Japan Growth or its broker, then AIF shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Japan Growth has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AIF or the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series As soon as reasonably practicable after the Closing Date, the status of Japan Growth as a designated series of shares of AGS shall be terminated; provided, however, that the termination of the status of Japan Growth as a series of shares of AGS shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of International Equity Shares At the Effective Time, Japan Growth Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Japan Growth Class A shares shall be issued that number of full and fractional Class A shares of International Equity having a net asset value equal to the net asset value of Japan Growth Class A shares held by Japan Growth Shareholders on the Valuation Date, Japan Growth Shareholders of record as of the Valuation Date holding Japan Growth Class B shares shall be issued that number of full and fractional Class B shares of International Equity having a net asset value equal to the net asset value of Japan Growth Class B Shares held by Japan Growth Shareholders on the Valuation Date, and Japan Growth Shareholders of record as of the Valuation Date holding Japan Growth Class C shares shall be issued that number of full and fractional Class C shares of International Equity having a net asset value equal to the net asset value of Japan Growth Class C shares held by Japan Growth Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Japan Growth shall thereupon be canceled on the books of AGS. AGS shall provide instructions to the transfer agent of AIF with respect to International Equity Class A Shares, International Equity Class B Shares and International Equity Class C Shares to be issued to Japan Growth Shareholders. AIF shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AIF shall record on its books the ownership of International Equity Class A shares, International Equity Class B shares and International Equity Class C Shares by Japan Growth Shareholders and shall forward a confirmation of such ownership to Japan Growth Shareholders. No redemption or repurchase of such shares credited to former Japan Growth Shareholders in respect of Japan Growth shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AIF for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIF.

     SECTION 2.7. Investment Securities On or prior to the Valuation Date, AGS shall deliver a list setting forth the securities Japan Growth then owned together with the respective Federal income tax bases thereof. AGS shall provide to AIF on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to International Equity hereunder. Such records shall be made available by AGS prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIF upon reasonable request.

     SECTION 2.8. Liabilities Japan Growth shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF AGS

     AGS, on behalf of Japan Growth, represents and warrants to AIF as follows:

     SECTION 3.1. Organization; Authority AGS is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AGS AGS is duly registered with the SEC as an investment company under the Investment Company Act and all Japan Growth Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AGS to revoke or rescind any such registration or qualification. Japan Growth is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Japan Growth is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AGS Registration Statement currently in effect. The value of the net assets of Japan Growth is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Japan Growth and all purchases and redemptions of Japan Growth Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements The books of account and related records of Japan Growth fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 2000, of Japan Growth previously delivered to AIF (the "Japan Growth Financial Statements") present fairly in all material respects the financial position of Japan Growth as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities Since December 31, 2000 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Japan Growth or the status of Japan Growth as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Japan Growth or occurring in the ordinary course of business of Japan Growth or AGS. There are no contingent liabilities of Japan Growth not disclosed in the Japan Growth Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5. Japan Growth Shares; Liabilities; Business Operations

     (a) Japan Growth Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Japan Growth nor any person related to Japan Growth (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Japan Growth for consideration other than shares of Japan Growth, except for shares redeemed in the ordinary course of Japan Growth's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Japan Growth's Shares, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Japan Growth on the Effective Date.

     (c) At the time of its Reorganization, Japan Growth shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Japan Growth Shares, except for the right of investors to acquire Japan Growth Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Japan Growth will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Japan Growth will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to International Equity.

     (e) AGS does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants PricewaterhouseCoopers LLP, which has reported upon the Japan Growth Financial Statements for the period ended December 31, 2000, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AGS on behalf of Japan Growth and, assuming this Agreement has been duly executed and delivered by AIF and approved by Japan Growth Shareholders, constitutes the legal, valid and binding obligation of AGS enforceable against AGS in accordance with its terms from and with respect to the revenues and assets of Japan Growth, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults The execution and delivery of this Agreement by AGS on behalf of Japan Growth and performance by AGS of its obligations hereunder has been duly authorized by all necessary trust action on the part of AGS, other than Japan Growth Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AGS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Japan Growth (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AGS is a party or by which it may be bound and which relates to the assets of Japan Growth or to which any property of Japan Growth may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AGS or any property of Japan Growth. AGS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AGS in connection with the due execution and delivery by AGS of this Agreement and the consummation by AGS of the transactions contemplated hereby.

     SECTION 3.10. Permits AGS has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Japan Growth, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AGS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AGS, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AGS before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AGS, threatened in writing or, if probable of assertion, orally, against AGS affecting any property, asset, interest or right of Japan Growth, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Japan Growth. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AGS's conduct of the business of Japan Growth affecting in any significant respect the conduct of such business. AGS is not, and has not been to the knowledge of AGS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Japan Growth.

     SECTION 3.12. Contracts AGS is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Japan Growth, by which the assets, business, or operations of Japan Growth may be bound or affected, or under which it or the assets, business or operations of Japan Growth receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AGS there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets Japan Growth has good and marketable title to all properties and assets reflected in the Japan Growth Financial Statements as owned by it, free and clear of all Liens, except as described in Japan Growth Financial Statements.

     SECTION 3.14. Taxes

     (a) Japan Growth has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Japan Growth has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Japan Growth has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Japan Growth as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Japan Growth arising by reason of undistributed investment company taxable income or net capital gain, AGS will declare on or prior to the Valuation Date to the shareholders of Japan Growth a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Japan Growth's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2000 and for the short taxable year beginning on January 1, 2001 and ending on the Closing Date and (B) all of Japan Growth's net capital gain recognized in its taxable year ended December 31, 2000 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Japan Growth has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Japan Growth Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Japan Growth, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Japan Growth are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AGS, the fiscal year of Japan Growth has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15. Benefit and Employment Obligations On or prior to the Closing Date, Japan Growth will have no obligation to provide any post-retirement or post-employment benefit to any Person, except that effective September 1, 2001, Japan Growth Fund shall become liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers No broker, finder or similar intermediary has acted for or on behalf of AGS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AGS or any action taken by it.

     SECTION 3.17. Voting Requirements The vote of a majority of the shares cast at a meeting of Japan Growth shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Japan Growth necessary to approve this Agreement and the Reorganization of Japan Growth contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records The books and records of AGS relating to Japan Growth, reflecting, among other things, the purchase and sale of Japan Growth Shares, the number of issued and outstanding shares owned by Japan Growth Shareholders and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for Japan Growth as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution International Equity Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Japan Growth The liabilities of Japan Growth that are to be assumed by International Equity in connection with the Reorganization, or to which the assets of Japan Growth to be transferred in the Reorganizations are subject, were incurred by Japan Growth in the ordinary course of its business. The fair market value of the assets of Japan Growth to be transferred to International Equity in the Reorganization will equal or exceed the sum of the liabilities to be assumed by International Equity plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares The fair market value of International Equity Class A Shares received by Japan Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Japan Growth Class A shares constructively surrendered in exchange therefor, the fair market value of International Equity Class B Shares received by Japan Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Japan Growth Class B shares constructively surrendered in exchange therefor, and the fair market value of International Equity Class C Shares received by Japan Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Japan Growth Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses Japan Growth Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness There is no intercompany indebtedness between AGS and AIF that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF AIF

     AIF, on behalf of International Equity, represents and warrants to AGS as follows:

     SECTION 4.1. Organization; Authority AIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AIF AIF is duly registered with the SEC as an investment company under the Investment Company Act. International Equity is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. International Equity is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIF Registration Statement. The value of the net assets of International Equity is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of International Equity and all purchases and redemptions of International Equity Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements The books of account and related records of International Equity fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2000, of International Equity previously delivered to AGS (the "International Equity Financial Statements") present fairly in all material respects the financial position of International Equity as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities Since October 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of International Equity or the status of International Equity as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by International Equity or occurring in the ordinary course of business of International Equity or AIF. There are no contingent liabilities of International Equity not disclosed in the International Equity Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of International Equity Class A Shares, International Equity Class B Shares and International Equity Class C Shares

     (a) The shares of beneficial interest of AIF are divided into six portfolios, including International Equity. International Equity currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Charter, AIF is authorized to issue 480,000,000 Class A shares, 240,000,000 Class B shares and 240,000,000 Class C shares of International Equity.

     (b) International Equity Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIF then in effect.

     (c) International Equity Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, International Equity shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire International Equity Class A, International Equity Class B or International Equity Class C shares, except for the right of investors to acquire International Equity Class A Shares, International Equity Class B Shares or International Equity Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of AIF's Registration Statement on Form N-14, shall be furnished to Japan Growth Shareholders entitled to vote at the AGS Shareholders Meeting. The Combined Proxy Statement/ Prospectus and related Statement of Additional Information of International Equity, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AGS for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of International Equity which have been or are being offered for sale (other than the International Equity Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the AIF Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants KPMG LLP, which has reported upon the International Equity Financial Statements for the period ended October 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation This Agreement has been duly authorized, executed and delivered by AIF on behalf of International Equity and, assuming this Agreement has been duly executed and delivered by AGS, constitutes the legal, valid and binding obligation of AIF, enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of International Equity, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults The execution and delivery of this Agreement by AIF on behalf of International Equity and performance by AIF of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AIF and (i) do not, and on the Closing Date will not, result in any violation of the Charter or bylaws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of International Equity (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of International Equity or to which any properties of International Equity may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of International Equity. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF in connection with the due execution and delivery by AIF of this Agreement and the consummation by AIF of the transactions contemplated hereby.

     SECTION 4.10. Permits AIF has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to International Equity, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF, affecting any property, asset, interest or right of International Equity, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to International Equity. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIF's conduct of the business of International Equity affecting in any significant respect the conduct of such business. AIF is not, and has not been, to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of International Equity.

     SECTION 4.12. Taxes

     (a) International Equity has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. International Equity has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. International Equity has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) International Equity has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the International Equity Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against International Equity, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of International Equity is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of International Equity has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 4.13. Brokers No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization

     (a) AIF has no plan or intention to reacquire any International Equity Shares issued in the Reorganization, except to the extent that International Equity is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) International Equity has no plan or intention to sell or otherwise dispose of any of the assets of Japan Growth acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, International Equity will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Japan Growth or use a significant portion of Japan Growth's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither International Equity nor any person related to International Equity (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Japan Growth with consideration other than shares of International Equity. There is no plan or intention by International Equity or any person related to International Equity to acquire or redeem any of the International Equity Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of International Equity's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information The current prospectus and statement of additional information for International Equity as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares The fair market value of International Equity Class A Shares received by Japan Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Japan Growth Class A shares constructively surrendered in exchange therefor, the fair market value of International Equity Class B Shares received by Japan Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Japan Growth Class B shares constructively surrendered therefor, and the fair market value of International Equity Class C Shares received by Japan Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Japan Growth Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration There is no intercompany indebtedness between AGS and AIF that was issued or acquired, or will be settled, at a discount. No consideration other than International Equity Shares (and International Equity's assumption of Japan Growth's liabilities, including for this purpose all liabilities to which the assets of Japan Growth are subject) will be issued in exchange for the assets of Japan Growth acquired by International Equity in connection with the Reorganization. The fair market value of the assets of Japan Growth transferred to International Equity in the Reorganization will equal or exceed the sum of the liabilities assumed by International Equity, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1. Conduct of Business

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AGS shall conduct the business of Japan Growth only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Japan Growth in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of International Equity only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of International Equity in the ordinary course in all material respects.

     SECTION 5.2. Announcements AGS and AIF shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AGS nor AIF shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses Japan Growth and International Equity shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

     SECTION 5.5. Notice of Events AIF shall give prompt notice to AGS, and AGS shall give prompt notice to AIF, of (a) the occurrence or non-occurrence of any event which to the knowledge of AIF or to the knowledge of AGS, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AGS, Sections 6.1 and 6.2 or (ii) in the case of AIF, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganizations and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6. Access to Information

     (a) AGS will, during regular business hours and on reasonable prior notice, allow AIF and its authorized representatives reasonable access to the books and records of AGS pertaining to the assets of Japan Growth and to officers of AGS knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AGS.

     (b) AIF will, during regular business hours and on reasonable prior notice, allow AGS and its authorized representatives reasonable access to the books and records of AIF pertaining to the assets of International Equity and to officers of AIF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AIF.

     SECTION 5.7. Consents, Approvals and Filings Each of AGS and AIF shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, each of AGS and AIF shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. Each of AGS and AIF shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders AGS shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and bylaws to convene the AGS Shareholders Meeting. AGS shall, through its Board of Trustees, recommend to Japan Growth Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AGS shall use its reasonable best efforts to hold an AGS Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AIF The obligation of AIF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

     (a) The representations and warranties of AGS on behalf of Japan Growth participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AGS shall have complied with and satisfied in all material respects all agreements and conditions relating to Japan Growth participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIF shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AGS, in such individual's capacity as an officer of AGS and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AGS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws of AGS, and resolutions, consents and authorizations of or regarding AGS with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIF shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AGS, or other counsel reasonably acceptable to AIF, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth in Schedule 6.1(d).

     (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions The obligations of AGS and AIF to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AGS and AIF, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AGS and AIF shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Japan Growth and related matters shall have been approved and adopted at the AGS Shareholders Meeting by the shareholders of Japan Growth on the record date by the Required Shareholder Vote.

     (c) The assets of Japan Growth to be acquired by International Equity shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Japan Growth immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Japan Growth to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Japan Growth's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Japan Growth held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AIF with respect to International Equity Shares to be issued to Japan Growth Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AGS and AIF shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AGS and AIF, as to the matters set forth on
Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AGS, AIF and others, and the officers of AGS and AIF shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of AGS The obligation of AGS to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AGS.

     (a) The representations and warranties of AIF on behalf of International Equity participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIF shall have complied with and satisfied in all material respects all agreements and conditions relating to International Equity participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AGS shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Charter and bylaws, as amended, of AIF and resolutions, consents and authorizations of or regarding AIF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AGS shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIF, or other counsel reasonably acceptable to AGS, in form and substance reasonably acceptable to counsel for AIF, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AGS and AIF; or

          (ii) at the election of AGS or AIF:

             (A) if the Closing Date shall not be on or before December 31, 2001, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at the AGS Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Japan Growth is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Japan Growth, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of AIF and AGS

          (a) AGS and AIF hereby acknowledge and agree that International Equity is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of International Equity, and that any amounts payable by AIF under or in connection with this Agreement shall be payable solely from the revenues and assets of International Equity. AGS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, director or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

          (b) AGS and AIF hereby acknowledge and agree that Japan Growth is a separate investment portfolio of AGS, that AGS is executing this Agreement on behalf of Japan Growth and that any amounts payable by AGS under or in connection with this Agreement shall be payable solely from the revenues and assets of Japan Growth. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AGS in his or her capacity as an officer of AGS intending to bind AGS as provided herein, and that no officer, trustee or shareholder of AGS shall be personally liable for the liabilities of AGS incurred hereunder.

     SECTION 8.5. Amendments This Agreement may not be amended, altered or modified except by a written instrument executed by AGS and AIF.

     SECTION 8.6. Enforcement The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AGS:

         AIM Growth Series
         11 Greenway Plaza, Suite 100
         Houston, Texas 77046-1173
         Attn: Carol F. Relihan, Esq.
         Fax: (713) 993-9185

         with a copy to:

         Kirkpatrick & Lockhart LLP
         1800 Massachusetts Avenue, N.W.
         Washington, DC 20036-1800
         Attn: Arthur J. Brown, Esq.
         Fax: (202) 778-9100

     (b) If to AIF:

         AIM International Funds, Inc.
         11 Greenway Plaza, Suite 100
         Houston, Texas 77046-1173
         Attn: Carol F. Relihan, Esq.
         Fax: (713) 993-9185

         with a copy to:

         Ballard Spahr Andrews & Ingersoll, LLP
         1735 Market Street, 51st Floor
         Philadelphia, Pennsylvania 19103-7599
         Attn: William H. Rheiner, Esq.
         Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors In its capacity as investment adviser to AGS, AIM Advisors represents to AIF that to the best of its knowledge the representations and warranties of AGS and Japan Growth contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to AIF, AIM Advisors represents to AGS that to the best of its knowledge the representations and warranties of AIF and International Equity contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AGS and AIF do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM GROWTH SERIES, acting
                                            on behalf of AIM Japan Growth Fund

                                            By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            AIM INTERNATIONAL FUNDS, INC.,
                                            acting
                                            on behalf of AIM International
                                            Equity Fund

                                            By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            A I M ADVISORS, INC.

                                            By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO AGS

     1. AGS is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AGS is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AGS have been duly authorized and approved by all requisite trust action on the part of AGS. The Agreement has been duly executed and delivered by AGS and constitutes the valid and binding obligation of AGS.

     4. Japan Growth Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AGS is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Japan Growth (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Japan Growth to International Equity in exchange for International Equity Shares distributed directly to Japan Growth Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Japan Growth and International Equity will be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Japan Growth on the transfer of its assets to International Equity solely in exchange for International Equity Class A Shares, International Equity Class B Shares and International Equity Class C Shares or on the distribution of International Equity Class A Shares, International Equity Class B Shares and International Equity Class C Shares to Japan Growth Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by International Equity upon the receipt of assets of Japan Growth in exchange for International Equity Class A Shares, International Equity Class B Shares and International Equity Class C Shares issued directly to Japan Growth Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Japan Growth Shareholders on the receipt of International Equity Class A Shares, International Equity Class B Shares and International Equity Class C Shares in exchange for Japan Growth Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to International Equity of the assets of Japan Growth will be the same as the basis of such assets in the hands of Japan Growth immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Japan Growth Shareholder's basis for International Equity Class A Shares, International Equity Class B Shares or International Equity Class C Shares received by the Japan Growth Shareholder will be the same as his basis for Japan Growth Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Japan Growth Shareholder's holding period for International Equity Class A Shares, International Equity Class B Shares or International Equity Class C Shares will be determined by including Japan Growth Shareholder's holding period for Japan Growth Shares exchanged therefor, provided that the Japan Growth Shareholder held Japan Growth Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Japan Growth transferred to International Equity in the Reorganization will include the holding period for such assets in the hands of Japan Growth.

                                SCHEDULE 6.3(D)

                           OPINION OF COUNSEL TO AIF

     1. AIF is a corporation validly existing and in good standing under the Maryland General Corporation Law.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite corporate action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF.

     4. International Equity Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against International Equity (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II


      AIM INTERNATIONAL EQUITY FUND
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM International Equity Fund seeks to provide long-term growth of capital.

                                                    AIM--Registered Trademark--

      PROSPECTUS
      MARCH 1, 2001,
      AS REVISED MAY 25, 2001

                                     This prospectus contains important
                                     information about the
                                     Class A, B and C shares of the fund.
                                     Please read it before investing and
                                     keep it for future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved
                                     these securities or determined
                                     whether the information in
                                     this prospectus is adequate or
                                     accurate. Anyone who tells
                                     you otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                             INVEST WITH DISCIPLINE
      --Registered Trademark--                          --Registered Trademark--

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

  The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund invests, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

  At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                          ANNUAL
YEAR ENDED                                                 TOTAL
DECEMBER 31                                               RETURNS
-----------                                               -------
12/31/93 ................................................  45.78%
12/31/94 ................................................  -3.34%
12/31/95 ................................................  16.41%
12/31/96 ................................................  18.98%
12/31/97 ................................................   5.70%
12/31/98 ................................................  13.42%
12/31/99 ................................................  55.08%
12/31/00 ................................................ -25.69%

During the periods shown in the bar chart, the highest quarterly return was 43.09% (quarter ended December 31, 1999) and the lowest quarterly return was -14.64% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                        SINCE      INCEPTION
December 31, 2000)       1 YEAR   5 YEARS   INCEPTION      DATE
-------------------------------------------------------------------
Class A                  (29.78)%  9.20%      11.64%    04/07/92
Class B                  (29.63)   9.32        8.93     09/15/94
Class C                  (26.88)     --        5.14     08/04/97
MSCI EAFE Index(1)       (14.17)   7.13        9.63(2)  03/31/92(2)
-------------------------------------------------------------------

(1) The Morgan Stanley Capital International Europe, Australia and Far East Index measures performance of global stock markets in 20 developed countries.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There is no guarantee that actual expenses will be the same as those shown below.

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%     None     None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)    None(1)   5.00%   1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
-------------------------------------------------------------
Management Fees                0.91%     0.91%     0.91%

Distribution and/or
Service (12b-1) Fees           0.30      1.00      1.00

Other Expenses                 0.27      0.31      0.31

Total Annual Fund
Operating Expenses             1.48      2.22      2.22

Fee Waiver(2)                  0.04      0.04      0.04

Net Expenses                   1.44      2.18      2.18
-------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to waive 0.05% on average net assets in excess of $500 million.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Class A         $692     $992     $1,314     $2,221
Class B          725      994      1,390      2,386
Class C          325      694      1,190      2,554
----------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Class A         $692     $992     $1,314     $2,221
Class B          225      694      1,190      2,368
Class C          225      694      1,190      2,554
----------------------------------------------------

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.87% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1992 and has been associated with the advisor and/or its affiliates since 1989.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Directors of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                     CLASS A
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                         2000(a)         1999        1998(a)       1997(a)       1996(a)
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                    $    21.73    $    17.59    $    16.64    $    15.37    $    13.65
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.08         (0.03)         0.05          0.04          0.04
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                               0.72          4.49          0.96          1.68          2.07
==========================================================================================================================
    Total from investment operations                          0.80          4.46          1.01          1.72          2.11
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          --         (0.11)        (0.06)        (0.02)        (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.93)        (0.21)           --         (0.43)        (0.38)
==========================================================================================================================
    Total distributions                                      (0.93)        (0.32)        (0.06)        (0.45)        (0.39)
==========================================================================================================================
Net asset value, end of period                          $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                               3.16%        25.73%         6.11%        11.43%        15.79%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $2,325,636    $2,058,419    $1,724,635    $1,577,390    $1,108,395
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.44%(c)       1.48%        1.45%         1.47%         1.58%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.48%(c)       1.52%        1.49%         1.51%         1.60%
==========================================================================================================================
Ratio of net investment income to average net assets          0.30%(c)      (0.14)%       0.28%         0.24%         0.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                         87%           86%           78%           50%           66%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $2,554,953,820.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  21.11    $  17.13    $  16.27    $  15.13    $  13.54
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)      (0.17)      (0.09)      (0.09)      (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.74        4.36        0.95        1.66        2.04
======================================================================================================================
    Total from investment operations                              0.63        4.19        0.86        1.57        1.97
======================================================================================================================
Less distributions from net realized gains                       (0.93)      (0.21)         --       (0.43)      (0.38)
======================================================================================================================
Net asset value, end of period                                $  20.81    $  21.11    $  17.13    $  16.27    $  15.13
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   2.42%      24.72%       5.29%      10.61%      14.88%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $997,843    $887,106    $744,987    $678,809    $368,355
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)     2.27%      2.22%       2.25%       2.35%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)     2.31%      2.26%       2.28%       2.37%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)    (0.93)%    (0.49)%    (0.53)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             87%         86%         78%         50%         66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $1,120,452,259.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                                   AUGUST 4,
                                                                   YEAR ENDED OCTOBER 31,           THROUGH
                                                              --------------------------------    OCTOBER 31,
                                                              2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    --------    -----------
Net asset value, beginning of period                          $  21.13    $  17.14    $  16.27     $  17.64
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)      (0.17)      (0.09)       (0.02)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.73        4.37        0.96        (1.35)
=============================================================================================================
    Total from investment operations                              0.62        4.20        0.87        (1.37)
=============================================================================================================
Less distributions from net realized gains                       (0.93)      (0.21)         --           --
=============================================================================================================
Net asset value, end of period                                $  20.82    $  21.13    $  17.14     $  16.27
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   2.37%      24.76%       5.35%        7.77%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,998    $118,208    $ 58,579     $ 12,829
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)     2.27%      2.22%        2.27%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)     2.31%      2.26%        2.30%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)    (0.93)%    (0.49)%     (0.55)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                             87%         86%         78%          50%
_____________________________________________________________________________________________________________
=============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $219,394,811.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B or C) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/01                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         25                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--04/01

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--04/01                           A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $250,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $250,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE

You may, within 120 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--04/01                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--04/01

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--04/01                            A-8

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

ON THE INTERNET:             You can send us a request
                             by e-mail or download
                             prospectuses, annual or
                             semiannual reports via
                             our website:
                             http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM International Equity Fund
 SEC 1940 Act file number: 811-6463
-----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   INT-PRO-1    INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                 APPENDIX III


                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM INTERNATIONAL EQUITY FUND WEATHERS GLOBAL TURBULENCE


HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD?
The fund faced a difficult market during the fiscal year ended October 31, 2000. Class A shares reported a total return of 3.16%, Class B shares 2.42% and Class C shares 2.37%. These returns are at net asset value, excluding sales charges. The fund outperformed the MSCI EAFE--Registered Trademark-- Index, which produced a -2.90% total return over the same time frame.

WHAT WERE THE MAJOR TRENDS IN INTERNATIONAL MARKETS OVER THE REPORTING PERIOD? Stock markets worldwide entered 2000 with a roar, led by technology, media and telecommunications (TMT) stocks. This rally lasted until March, when inflation fears, rising interest rates and high stock prices sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. In May and June, global markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, the markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    In September and October, a number of corporate heavyweights like Intel and Du Pont (not fund holdings) reported earnings disappointments, as rising oil prices and a weak euro crimped profit margins. These earnings dips rattled markets worldwide.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
Europe's common currency, the euro, hit a record low in October. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets.
    Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
The Japanese stock market has mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. Japan's economy, the world's second-largest, threatened to slip back into recession near the end of the fiscal year. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns. Even Hong Kong, one of the best-performing Asian countries, has showed signs of slowing.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite market volatility, we maintained our earnings-driven investment strategy, focusing on the stocks of industry leaders with accelerating earnings growth. This strategy led us to invest in TMT stocks. While these stocks were out of favor with the market for much of the fiscal year, we still believe that they show the best prospects for growth and capital appreciation. The fund also held stocks in the health-care and financial industries, among the best-performing areas of the stock market. In terms of market capitalization, the fund maintained its emphasis on large-cap stocks.

--------------------------------------------------------------------------------

READ THIS REPORT ONLINE!
Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon, you can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

--------------------------------------------------------------------------------

                     -------------------------------------

                     THE FUND'S COUNTRY ALLOCATION IS DIC-

                     TATED BY OUR STOCK-SELECTION PROCESS,

                      WHICH LED US TO INVEST IN STOCKS IN

                        FRANCE, CANADA AND SWITZERLAND.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund's country allocation is dictated by our stock-selection process, which led us to invest in stocks in France, Canada and Switzerland. In fact, Canada had one of the best-performing stock markets during the fiscal year.
    We reduced holdings in Japan, Germany and the United Kingdom because we did not find many stocks in these countries that produced accelerated earnings growth. As of October 31, 2000, European holdings made up 61% of the fund, Asian holdings about 20%, Canadian 8.71% and Latin American 5.1%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF OCTOBER 31, 2000?
The fund's top holdings represent a fairly diversified portfolio:
o Novo Nordisk, based in Denmark, is the world's leading producer of insulin. Its other health-care products include women's hormone-replacement drugs, human growth hormones and drugs for hemophilia. The company has subsidiaries and offices in nearly 70 countries, and nearly half its sales are in Europe.
o RAS (Riunione Adriatica di Sicurta) sells insurance through about 1,500 agencies in Italy. Founded in 1838, RAS consists of a group of about 100 insurance, financial and real estate companies.
o Celestica makes printed circuit assemblies and systems for companies such as Cisco, IBM and Hewlett-Packard. Its products are used in computer servers, workstations and communications devices. Based in Canada, Celestica was formerly IBM's Toronto factory, spun off from Big Blue in 1996.
o BNP Paribas is one of Europe's largest banks, formed in 1999 by the merger of Banque Nationale de Paris and Paribas. In the United States, it owns regional bank holding company BancWest.
o   TotalFinaElf explores for, produces, refines, markets and trades petroleum.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
We expect global markets to remain volatile for the foreseeable future.
However, we believe that global economic expansion is likely to continue, and that earnings potential for TMT stocks remains strong.
    Despite volatility in Europe, the region's economic and investment future continues to look bright. Spending on technology and communications continues to increase. In addition, restructuring, merger activity and tax reform bode well for European economies.
    In Asia, most analysts think that the continuing strength of the U.S. economy will help boost Asian stock markets. The region benefits not only from exports but from increasing local consumption--half of the world's population lives in Asia. While the long-term outlook for Asia is favorable, markets are in a holding pattern waiting for a catalyst to grow further.
    In general, we have a positive outlook for the fund, our growth investment style and international investing.

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets


==================================================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. Novo Nordisk AS-Class B (Denmark)      1.98%    1. Communications Equipment               10.13%    1. France          18.94%
 2. RAS S.p.A (Italy)                      1.93     2. Electronics (Semiconductors)            6.33     2. United Kingdom  14.62
 3. Celestica Inc. (Canada)                1.91     3. Health Care (Drugs-Generic & Other)     6.05     3. Japan           11.68
 4. BNP Paribas (France)                   1.88     4. Banks (Major Regional)                  4.91     4. Canada           8.71
 5. Total Fina Elf S.A. (France)           1.86     5. Oil (International Integrated)          4.81     5. Switzerland      5.91
 6. STMicroelectronics N.V. (Netherlands)  1.84     6. Electronics (Component Distributors)    4.70     6. Denmark          4.28
 7. Vodafone AirTouch PLC (U.K.)           1.82     7. Telecommunications (Cellular/Wireless)  4.57     7. Germany          4.19
 8. Aventis S.A. (Spain)                   1.79     8. Services (Commercial & Consumer)        4.38     8. Netherlands      3.76
 9. Nokia Oyj (Finland)                    1.78     9. Telephone                               3.81     9. Mexico           3.40
10. Alcatel S.A. (France)                  1.73    10. Computers (Software & Services)         3.24    10. Hong Kong        3.23


The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

[ART WORK]


          See important fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

4/7/92-10/31/00

in thousands

=====================================================================================
            AIM International
            Equity Fund, Class     MSCI EAFE--Registered         Lipper International
                A Shares             Trademark-- Index                Fund Index
-------------------------------------------------------------------------------------
4/7/92           9454                    10000                       10000
10/92            9610                    9821.64                     9600.06
10/93            13200                   13500.6                     12869.9
10/94            14644                   14863.3                     14350.9
10/95            15411                   14808.1                     14283.9
10/96            17844                   16358.7                     16087.3
10/97            19884                   17116                       18237.5
10/98            21099                   18766.9                     19084.8
10/99            26529                   23089.5                     23483.4
10/00            27366                   22421                       24293.7

               $27,337                 $22,421                     $24,294

Source: Lipper, Inc.
Past performance does not guarantee comparable future results.
=====================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. A market index such as the EAFE--Registered Trademark-- is not managed, incurring no sales charges, expenses or fees. An index of funds, such as the Lipper International Fund Index, includes a number of mutual funds grouped by investment objective or style. Each of those funds interprets its objective differently, and each employs a different management approach and investment strategy. (Please note that the results for these indexes are for the period 3/31/92-10/31/00.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your fund performed compared to the stock market.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (4/7/92)                12.46%
  5 years                           10.91
  1 year                            -2.50*
  *3.16% excluding sales charges

CLASS B SHARES
  Inception (9/15/94)               10.00%
  5 years                           11.05
  1 year                            -2.51*
  *2.42% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                 6.89%
  1 year                             1.38*
  *2.37% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.


                         AIM INTERNATIONAL EQUITY FUND

GROUP C

[AIM LOGO APPEARS HERE]
                                                              |---------------|
          PROXY TABULATOR                                     |  FIRST CLASS  |
          P.O. BOX 9132                                       | U.S. POSTAGE  |
          HINGHAM, MA  02043-9132                             |     PAID      |
                                                              |     PROXY     |
                                                              |   TABULATOR   |
                                                              |---------------|


     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!
 VOTE BY TELEPHONE            VOTE BY INTERNET              VOTE BY MAIL

    TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

----------------------- | --------------------------- | -----------------------
 VOTING BY TELEPHONE    |    VOTING BY INTERNET       |     VOTING BY MAIL
                        |                             |
Have your proxy card    |  Have your proxy card       | Please mark, sign and
available. Call the     |  available. Log on to       | date your proxy card
TOLL-FREE number        |  http://www.aimfunds.com    | and return it in the
1-866-727-0852 using    |  and select Proxy Voting    | postage-paid envelope
a touch-tone telephone. |  to access your Fund.       | provided or return it
You will be prompted    |  Follow the simple screen   | to: Proxy Tabulator,
to enter your Control   |  instructions that will     | P.O. Box 9132,
Number as shown below.  |  be presented to you to     | Hingham, MA 02043-9132.
Follow the simple       |  record your vote.          |
prompts that will be    |                             |
presented to you to     |                             |
record your vote.       |                             |
----------------------- | --------------------------- | -----------------------

                  NOTE: If you vote by telephone or internet,
                    please do not send your proxy by mail.

              |------------------------------------------------|
              | USE THE CONTROL NUMBER BELOW TO VOTE THIS | | PROXY CARD BY TELEPHONE OR INTERNET. | | EACH PROXY CARD HAS ITS OWN CONTROL NUMBER. | | **** CONTROL NUMBER: 999 999 999 999 **** |
              |------------------------------------------------|

         P Please fold and detach card at perforation before mailing. P

PROXY CARD                                                           PROXY CARD
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                             AIM Japan Growth Fund
                       (a portfolio of AIM Growth Series)
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.


                                         Proxy must be signed and dated below.

                                        Dated ___________________ 2001
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                          Signature(s) (if held jointly)
                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   544,644,344

                         P  Please fold and detach card at perforation before mailing.  P

                              Please fill in box(es) as shown using black or  blue ink or number 2 pencil.   |X|
                              PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE
APPROVAL OF THE PROPOSAL.

1. To elect twelve individuals to the Board of Trustees of AIM Growth Series,                       FOR    WITHHOLD    FOR ALL
   each of whom will serve until his or her successor is elected and qualified:                     ALL    AUTHORITY   EXCEPT
                                                                                                           FOR ALL
   01  Frank S. Bayley    04  Albert R. Dowden     07  Carl Frischling     10  Lewis F. Pennock            NOMINEES
   02  Bruce L. Crockett  05  Edward K. Dunn, Jr.  08  Robert H. Graham    11  Ruth H. Quigley
   03  Owen Daly II       06  Jack M. Fields       09  Prema Mathai-Davis  12  Louis S. Sklar        O         O         0  1.

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided.

   ____________________________________________________________________________________________

                                                                                                    FOR     AGAINST    ABSTAIN
2. To approve an Agreement and Plan of Reorganization that provides for the combination of           O         O         O  2.
   AIM Japan Growth Fund, a portfolio of AIM Growth Series, with AIM International Equity
   Fund, a portfolio of AIM International Funds, Inc.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER  BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                                                          544,644,344